UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
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Nature's Sunshine Products, Inc.
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NATURE’S SUNSHINE PRODUCTS, INC. 2901 West Bluegrass Blvd., Suite 100 Lehi, UT 84043
Thank you for your continued support and partnership in sharing the healing power of nature.
March 19, 2021

Dear Fellow Shareholder:

I invite you to attend the 2021 Nature’s Sunshine Products, Inc. Annual Meeting of Shareholders (the “Annual Meeting”), which will be held at Nature’s Sunshine Products, Inc.’s principal executive offices, located at 2901 West Bluegrass Blvd., Suite 100, Lehi, Utah 84043, on Wednesday, May 5, 2021, at 10:00 a.m., Mountain Daylight Time.

The matters to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. A copy of our annual report is also enclosed.

We intend to hold our Annual Meeting in person. Given the continuing circumstances surrounding the coronavirus (COVID-19) pandemic, and in our desire to be good citizens and protect the health of our shareholders, we are providing alternative arrangements for our Annual Meeting. We will still hold our Annual Meeting in person, adhering to local protocols as directed. Because this will limit attendance, we will also use a telephone conference line, which will make the audio from the meeting available to shareholders. The conference call will be listen-only, meaning comments and questions will not be available and shareholders will not be able to vote via the telephonic conference line. Details for the conference call are below. As always, we encourage you to vote your shares prior to the Annual Meeting.

Annual Meeting Conference Call Details
Date: Wednesday, May 5, 2021
Time: 10:00 a.m. Mountain Time
Dial-In: 1-800-437-2398 (domestic)
1-856-344-9206 (international)
Conference ID: 3383995
Webcast: Directly at http://public.viavid.com/index.php?id=143997 or on the Investor section of the Company’s website at www.naturessunshine.com

Whether or not you plan to attend the Annual Meeting, and regardless of the number of shares you hold, it is important that your shares be represented and voted. Therefore, I urge you to vote as promptly as possible. You may vote your shares by visiting the website http://www.proxyvote.com. Timely voting will ensure your representation at the Annual Meeting. If you decide to attend the Annual Meeting in person, you will be able to vote at the meeting, even if you have previously submitted your proxy.

Thank you for your continued support of Nature’s Sunshine Products, Inc.

/s/ Terrence O. Moorehead
Terrence O. Moorehead
President and Chief Executive Officer

NATURE'S SUNSHINE PRODUCTS, INC. NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 5, 2021
To the Shareholders of Nature’s Sunshine Products, Inc.:

The 2021 Annual Meeting of Shareholders (the “Annual Meeting”) will be held at our principal executive offices located at 2901 West Bluegrass Blvd., Suite 100, Lehi, Utah 84043, on Wednesday, May 5, 2021, at 10:00 a.m., Mountain Daylight Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.To elect eight directors to our Board of Directors;

2.To vote on an advisory, non-binding resolution to approve the compensation of our named executive officers;

3.To approve the Amended and Restated 2012 Stock Incentive Plan;

4.To ratify the appointment of Deloitte & Touche LLP, as our independent registered public accounting firm for the year ending December 31, 2021; and

5.To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors set the close of business on February 24, 2021, as the record date for the Annual Meeting. Only shareholders of record as of the record date are entitled to receive notice of, attend and vote at the Annual Meeting and any adjournment or postponement thereof.

We intend to hold our Annual Meeting in person while also providing a telephonic conference line, which will make the audio from the Annual Meeting available to shareholders. The conference call will be listen-only, meaning comments and questions will not be available and shareholders will not be able to vote via the telephonic conference line. Details for the conference call are below. As always, we encourage you to vote your shares prior to the Annual Meeting.

Date: Wednesday, May 5, 2021
Time: 10:00 a.m. Mountain Time
Dial-In: 1-800-437-2398 (domestic)
1-856-344-9206 (international)
Conference ID: 3383995
Webcast: Directly at http://public.viavid.com/index.php?id=143997 or on the Investor section of the Company’s website at www.naturessunshine.com

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. You may vote your shares by visiting the website http://www.proxyvote.com. For detailed information regarding voting instructions, please refer to the Notice Regarding the Availability of Proxy Materials you received in the mail and the section of the accompanying Proxy Statement entitled “Questions and Answers about the 2021 Annual Meeting and this Proxy Statement”.

March 19, 2021            By Order of the Board of Directors
/s/ Nathan G. Brower
Nathan G. Brower
Executive Vice President, General Counsel and Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2021 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 5, 2021

The Proxy Statement, Proxy Card and Annual Report to Shareholders are available at
https://www.naturessunshine.com/us/company/c1/proxy-materials

Proxy Statement Summary
This summary highlights information contained in this Proxy Statement. It does not contain all information you should consider, and you should read the entire Proxy Statement carefully before voting.
ANNUAL MEETING OF SHAREHOLDERS

Time and Date	Place	Record Date	Voting
10:00 a.m. Mountain Daylight Time	2901 West Bluegrass Blvd., Suite 100, Lehi, Utah 84043	February 24, 2021	Shareholders as of Record Date are entitled to vote
May 5, 2021

AGENDA AND VOTING RECOMMENDATIONS

Proposal No.	Description	Board Recommendation	Page
1	Election of Directors	✓ For each nominee	13
2	Advisory Resolution to Approve Named Executive Officer Compensation	✓ For	27
3	Approve the Amended and Restated 2012 Stock Incentive Plan	✓ For	48
4	Ratification of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the year ending December 31, 2021	✓ For	58

CORPORATE GOVERNANCE HIGHLIGHTS
✓	Independent Board Chairman
✓	7 of 8 Directors are Independent
✓	Recently adopted corporate governance guidelines
✓	Majority voting policy for director elections
✓	Regularly scheduled executive sessions of independent directors
✓	100% Independent Audit, Compensation, and Governance Committees
✓	Enterprise Risk Management program with full Board and Committee oversight
✓	Robust stock ownership guidelines for Directors and executive officers
✓	Policies prohibiting short sales, hedging, and pledging of Nature's Sunshine Products, Inc. stock

The proxy solicitation materials are being sent on or about March 19, 2021, to our shareholders entitled to vote at the Annual Meeting. In this Proxy Statement, “Nature’s Sunshine,” the “Company,” “we,” “us” and “our” refer to Nature’s Sunshine Products, Inc.

Pursuant to rules of the United States Securities and Exchange Commission (the “SEC”), we are providing our shareholders with access to our Notice of Annual Meeting of Shareholders, Proxy Statement and proxy card (referred to collectively as the “proxy materials”), and Annual Report for the year ended December 31, 2020 (referred to as the “Annual Report”), over the internet. Because you received by mail a Notice Regarding the Availability of Proxy Materials, including a notice of Annual Meeting of Shareholders (referred to as the “Notice”), you will not receive a printed copy of the proxy materials unless you have previously made an election to receive these materials in printed form. Instead, all shareholders will have the ability to access the proxy materials and Annual Report by visiting the website at http://www.proxyvote.com. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found on the Notice. In addition, all shareholders may request to receive proxy materials in printed form by mail on an ongoing basis.

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2020 GLOBAL REVIEW

Nature's Sunshine
Synergy
Shared Markets

NATURE'S SUNSHINE:

- Australia
- Canada
- China
- Colombia
- Dominican Repub.
- Ecuador
- El Salvador
- Guatemala
- Honduras
- Hong Kong
- Indonesia
- Japan
- Korea
- Malaysia
- Mexico
- New Zealand
- Panama
- Poland
- Puerto Rico
- **Russian Markets** (Armenia, Azerbaijan, Belarus, Kazakhstan, Kyrgyzstan, Moldova, Russia, Tajikistan, Turkmenistan, Uzbekistan, Georgia)
- Taiwan
- Thailand
- Ukraine
- United States

SYNERGY WORLDWIDE:

- Austria
- Canada
- Czech Republic
- Denmark
- Finland
- Germany
- Hong Kong
- Iceland
- Indonesia
- Ireland
- Italy
- Japan
- Korea
- Malaysia
- Netherlands
- Norway
- Poland
- Slovenia
- Spain
- Sweden
- Taiwan
- Thailand
- United Kingdom
- United States

Questions and Answers about the 2021 Annual Meeting and this Proxy Statement
WHAT IS THE PURPOSE OF THE ANNUAL MEETING?
At the Annual Meeting, shareholders will vote on the following proposals, which are summarized in the preceding notice and described in more detail in this Proxy Statement:

•To elect the eight directors named in the accompanying Proxy Statement to the Company’s Board of Directors (the “Board”) (Proposal One);

•To vote on an advisory, non-binding resolution to approve the compensation of the Company’s named executive officers (Proposal Two);

•To approve the Amended and Restated 2012 Stock Incentive Plan (Proposal Three);

•To ratify the appointment of Deloitte & Touche LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2021 (Proposal Four); and

•To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

WHAT ARE THE BOARD'S VOTING RECOMMENDATIONS?
Our Board recommends that you vote your shares:

•FOR each of the eight director nominees to the Board (Proposal One);

•FOR the advisory, non-binding resolution to approve the compensation of the Company’s named executive officers (Proposal Two).

•FOR the approval of the Amended and Restated 2012 Stock Incentive Plan (Proposal Three); and

•FOR the appointment of Deloitte & Touche LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2021 (Proposal Four)

WHERE ARE THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES LOCATED, AND WHAT IS THE MAIN TELEPHONE NUMBER?
The Company’s principal executive offices are currently located at 2901 West Bluegrass Blvd., Suite 100, Lehi, UT 84043. The Company’s main telephone number is (801) 341-7900.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
The record date for the Annual Meeting is February 24, 2021 (the "Record Date"). Only shareholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, 19,795,732 shares of our Common Stock, no par value per share, were outstanding and entitled to vote.

A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices upon request.

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HOW MANY VOTES DO I HAVE?
All shareholders of record as of the Record Date are entitled to one vote per share of Common Stock held on the Record Date for each matter presented for a vote at the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN A SHAREHOLDER OF RECORD AND A BENEFICIAL OWNER OF SHARES HELD IN STREET NAME?
Shareholder of Record.  If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares.

Beneficial Owner of Shares Held in Street Name.  If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

IF I AM A SHAREHOLDER OF RECORD, HOW DO I VOTE?
If you are a shareholder of record, you may vote using the internet, by telephone, or (if you received printed proxy materials) by mailing a completed proxy card. To vote by mailing a proxy card, please sign and return the enclosed proxy card in the enclosed prepaid envelope and your shares will be voted at the Annual Meeting in the manner you directed. The instructions for voting using the internet or telephone are set forth in the Notice. You may also vote your shares in person at the Annual Meeting. If you are a shareholder of record, you may request a ballot at the Annual Meeting.

IF I AM A BENEFICIAL OWNER OF SHARES HELD IN STREET NAME, HOW DO I VOTE?
If you are the beneficial owner of shares held in street name, you will receive instructions from the brokerage firm, bank, broker-dealer or other similar organization (the “record holder”), that must be followed for the record holder to vote your shares per your instructions.

If your shares are held in street name and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from the record holder and bring it with you to the meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

WHAT IS A QUORUM?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, either in person or by proxy, of holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. There were 19,795,732 shares of our Common Stock outstanding on the Record Date. Accordingly, shares representing 9,897,866 votes must be present, in person or by proxy, at the Annual Meeting to constitute a quorum. Abstentions and “broker non-votes” will be counted for the purpose of determining whether a quorum is present for the transaction of business.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

WHAT IS A BROKER NON-VOTE?
If you are a beneficial owner of shares held in street name and do not respond to a request for voting instructions from the record holder of your shares (typically a bank or broker), the record holder may generally vote on specified routine matters but cannot vote on non-routine matters. If the record holder does not receive instructions from you on how to vote your shares on a non-routine matter, the record holder will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.” In the Annual Meeting, Proposal One (election of directors), Proposal Two (advisory resolution regarding compensation of named executive officers), and Proposal Three (approval of the Amended and Restated 2012 Stock Incentive Plan) are considered non-routine matters on which brokers are not empowered to vote. Accordingly, there may be broker non-votes on these proposals.

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WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?
With regards to Proposal One, directors are elected for a full term if, and only if, the nominee receives the affirmative vote of the majority of the votes cast with respect to that nominee (meaning the number of shares validly voted “for” the nominee exceeds the number of shares voted “against” that nominee). If a nominee receives a plurality of votes in favor of election but fails to receive a majority of votes, he or she will be elected to a term of office ending on the earlier of 90 days after the date on which results of the election are certified and the day on which a person is selected by the Board to fill the office held by such director. This 90-day transitional period is required by Utah law and provides the Board time to identify an appropriate replacement, decide to leave the directorship vacant or otherwise respond to such a failed election.

Shares not represented in person or by proxy at the Annual Meeting, abstentions and broker non-votes are not considered as votes cast and will have no effect on the outcome of the election of directors. Should any nominee become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person as may be designated by our Board of Directors.

Approval of Proposal Two requires the votes cast in favor of the proposal to exceed the votes cast against such proposal. Proposal Two is only advisory and the outcome of the vote is not binding on the Company and the Board of Directors. The Company and the Board of Directors will consider the outcome of this vote when setting compensation for the named executive officers. Abstentions and broker non-votes will have no effect on the outcome of Proposal Two.

Approval of Proposal Three requires the votes cast in favor of the proposal to exceed the votes cast against such proposal. Shares not represented in person or by proxy at the Annual Meeting, abstentions and broker non-votes are not considered as votes cast and will have no effect on the outcome of the proposal.

Approval of Proposal Four requires the votes cast in favor of the proposal to exceed the votes cast against such proposal. Abstentions will have no effect on the outcome of Proposal Four. The ratification of an independent registered public accounting firm is a matter on which a broker is generally empowered to vote. Accordingly, no broker non-votes are expected to exist in connection with Proposal Four.

WHAT HAPPENS IF I DO NOT GIVE SPECIFIC VOTING INSTRUCTIONS?
If you are a shareholder of record and you submit an executed proxy, but do not specify in your proxy instructions how the shares represented thereby are to be voted, your shares will be voted in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and you submit an executed voting instruction form, but do not specify in your voting instruction form how the shares represented thereby are to be voted, your shares will be voted in the manner recommended by the Board on all matters presented in this Proxy Statement. If you are a beneficial owner of shares held in street name and you do not respond to a request for voting instructions, your bank or broker may generally exercise its discretionary authority to vote your shares on routine matters (Proposal Four), but your bank or broker will not be permitted to vote your shares with respect to non-routine matters (Proposals One, Two and Three). See also above for an explanation of “broker non-votes.”

Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is properly presented at the Annual Meeting, your signed proxy will give authority to the Board to vote on such matters at their discretion.

WHAT IF I RECEIVE MORE THAN ONE SET OF PROXY MATERIALS, PROXY CARD OR VOTING INSTRUCTION FORM?
If you receive more than one set of proxy materials, proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please vote your shares held in each account to ensure that all of your shares will be voted.

WHO WILL COUNT THE VOTES AND HOW WILL MY VOTE(S) BE COUNTED?
All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. If your proxy is properly submitted, the shares represented thereby will be voted at the Annual Meeting in accordance with your instructions.

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CAN I CHANGE MY VOTE AFTER I HAVE VOTED?
If you are a shareholder of record, you may revoke or change your vote at any time before the Annual Meeting by filing a notice of revocation or another proxy card with a later date with the Corporate Secretary at Nature’s Sunshine Products, Inc., 2901 West Bluegrass Blvd., Suite 100, Lehi, Utah 84043, or by submitting a new vote via internet or telephone. All voting revocations or changes must be received by the Corporate Secretary prior to the Annual Meeting to be valid. If you are a shareholder of record and attend the Annual Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted.

If you are a beneficial owner of shares held in street name, you should contact your record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting. Please note, however, that if your shares are held in street name, your vote in person at the Annual Meeting will not be effective unless you have obtained and present a legal proxy issued in your name from your record holder.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and disclosed by the Company in a Current Report on Form 8-K following the Annual Meeting.

HOW AND WHEN MAY I SUBMIT A SHAREHOLDER PROPOSAL FOR THE ANNUAL MEETING?
The deadline to submit a shareholder proposal for the 2021 Annual Meeting, which was set forth in our Proxy Statement relating to our 2020 Annual Meeting, has passed and shareholders can no longer submit shareholder proposals for the 2021 Annual Meeting.

If a shareholder wishes to submit a proposal to be considered for presentation at the 2022 Annual Meeting of Shareholders and included in our Proxy Statement and form of proxy card used in connection with that meeting, the proposal must be forwarded in writing to our Corporate Secretary so that it is received no later than November 19, 2021. If the 2022 Annual Meeting of Shareholders is held on a date more than thirty calendar days from May 5, 2022, a shareholder proposal must be received a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, referred to in this proxy statement as the “Exchange Act”.

If a shareholder wishes to present a proposal at our 2022 Annual Meeting of shareholders and the proposal is not intended to be included in our proxy statement relating to the 2022 Annual Meeting, the shareholder must give advance notice to us prior to the deadline (the “Bylaw Deadline”), for the Annual Meeting determined in accordance with our Amended and Restated Bylaws. Under our Bylaws, in order to be deemed properly presented, the notice of a proposal must be delivered to our Corporate Secretary no later than February 4, 2022, and no earlier than January 5, 2022, which dates are the ninetieth (90th) day and the one-hundred-twentieth (120th) day, respectively, prior to the anniversary of the date of this year’s Annual Meeting.

To forward any shareholder proposals or notices of proposals or to receive a copy of our Bylaws, you can write to the Corporate Secretary at Nature’s Sunshine Products, Inc., 2901 West Bluegrass Blvd., Suite 100, Lehi, Utah 84043.

WHO WILL BEAR THE COST OF SOLICITING PROXIES?
The Company will bear the entire cost of the solicitation of proxies for the Annual Meeting, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card and any additional solicitation materials furnished to shareholders. Copies of solicitation materials will be furnished to brokerage firms, banks, broker-dealers or other similar organizations holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to the beneficial owners. We may reimburse such persons for their reasonable expenses in forwarding solicitation materials to beneficial owners. The original solicitation of proxies may be supplemented by solicitation by personal contact, telephone, facsimile, email or any other means by our Directors, officers or employees, and we will reimburse any reasonable expenses incurred for that purpose. No additional compensation will be paid to those individuals for any such services.

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Proposal One: Election of Directors
GENERAL
Directors are elected at the Company’s annual meetings of shareholders. Our Articles of Incorporation provide for the election of Directors for one-year terms expiring at the next annual meeting of shareholders. A Director appointed by the Board of Directors to fill a vacancy will serve until the next annual meeting. Cumulative voting is not permitted in the election of directors.

Directors are elected for a full term if, and only if, the nominee receives the affirmative vote of the majority of the votes cast with respect to that nominee, meaning the number of shares validly voted “for” the nominee exceeds the number of shares voted “against” that nominee. If a nominee receives a plurality of the votes in favor of his or her election but fails to receive a majority of votes, he or she will be elected to a term of office ending on the earlier of 90 days after the date on which results of the election are certified and the day on which a person is selected by the Board to fill the office held by such director. This 90-day transitional period is required by Utah law and provides the Board time to identify an appropriate replacement, decide to leave the directorship vacant or otherwise respond to such a failed election.

DIRECTOR QUALIFICATIONS
The Board believes that the Board, as a whole, should possess a combination of skills, professional experience and diversity of backgrounds necessary to oversee the Company’s business. The Board does not have a formal diversity policy. With respect to individual candidates, the Board considers attributes including, but are not limited to, sound judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of an individual candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. Accordingly, the Board and the Governance Committee of the Board consider the qualifications of Directors and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the nominees to the Board of Directors.

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Nominees to Serve as Directors
The following table sets for the nominees for election to the Board.

Name	Age	Position	Director Since
Robert B. Mercer	69	Director	2010
Terrence O. Moorehead	58	Director, Chief Executive Officer	2018
Richard D. Moss	63	Director	2018
Mary Beth Springer	56	Director	2013
Robert D. Straus	49	Director	2017
J. Christopher Teets	48	Director, Chairman	2015
Heidi Wissmiller*	55	Director	2020
Lily Zou	51	Director	2019

* Ms. Wissmiller was appointed a member of the Board effective July 23, 2020. The Governance Committee recommended Ms. Wissmiller to the Board.

No family relationship exists among any of our director nominees or executive officers. To our knowledge, there are no pending material legal proceedings in which any of our Directors or nominees for Director, or any of their associates, is a party adverse to us or any of our affiliates, or has a material interest adverse to us or any of our affiliates. Except as described below, to our knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments, sanctions, or injunctions that are material to the evaluation of the ability or integrity of any of our Directors or nominees for Director during the past 10 years.

The principal occupations and business experience, for at least the past five years, of each nominee for election to the Board as Directors are as follows:

Robert B. Mercer
Mr. Mercer has served on the Board since 2010, and currently serves on the Audit Committee and as Chairman of the Governance Committee. Mr. Mercer served as Vice President Dealer Operations for Mazda North America from 2007 to 2009, as Vice President, General Counsel and Secretary for Mazda North America from 2002 until 2007, and as Senior Vice President, Government and Industry Relations, and General Counsel and Secretary for Volvo North America for approximately 20 years prior. While at Mazda, Mr. Mercer was a member of its Executive and Audit Committees, and was also responsible for Internal Audit. He has been elected to several corporate and charitable boards, and currently serves as Chairman of the Board of Chancellors of the Mountain Valley Chapter of the Juvenile Diabetes Research Foundation (JDRF), and is also Secretary, and a member of the Board of Directors of the Joseph James Morelli Legacy Foundation. Previously, he was a member of the Board of Visitors of Duke Health, and was President, and a member of the Board of Directors of both the Mountain Valley Chapter of JDRF, and the Orange County, California Chapter of JDRF. Mr. Mercer received his J.D. from University of Maryland School of Law in 1976 and his B.A. from Duke University in 1973. The Governance Committee nominated Mr. Mercer to the Board because of its belief that he brings significant operational, legal and corporate governance experience to the Board, including experience with public, consumer-oriented companies, which supplements the Board’s skills in these key areas.

Terrence O. Moorehead
Mr. Moorehead was appointed to the Board in 2018. Mr. Moorehead brings more than 25 years of experience in the retail consumer products industry, most recently as Chief Executive Officer of Carlisle Etcetera LLC, from 2015 through 2018. From 2013 through 2015, he served as Chief Executive Officer of Dana Beauty, Inc. From 1991 to 2013 he served in various capacities at Avon Products, Inc., including, among other positions, as VP, Strategy and Digital, for North America, President and Chairman of Avon Japan, and President of Avon Canada. Mr. Moorehead received his Masters of Business Administration in Marketing and Finance from Columbia University and a Bachelor of Arts in Economics and Marketing from Boston College. The Governance Committee nominated Mr. Moorehead to the Board because of its belief that he brings significant experience in Direct-to-Consumer, business transformation, and extensive leadership management skills in global consumer-oriented businesses, which strengthens the Board in key areas.

Richard D. Moss.
Mr. Moss has served on the Board since May 2018, and currently serves on the Risk Management Committee and as Chairman of the Audit Committee. Mr. Moss served as Chief Financial Officer of Hanesbrands Inc., a leading Fortune 500 apparel company, from October 2011 until October 2017, after which he served in an advisory role at Hanesbrands until his retirement on December 31, 2017. Prior to his appointment as Chief Financial Officer, Mr. Moss led several key financial functions, including treasury and tax, at Hanesbrands from 2006 to 2011. From 2002 to 2005, Mr. Moss served as Vice President and Chief Financial Officer of Chattem Inc., a leading marketer and manufacturer of branded over-the-counter health-care products, toiletries and dietary supplements. Mr. Moss currently serves on the Board of Directors of Winnebago Industries, Inc., a leading U.S. recreational vehicle manufacturer. In November, 2020, Mr. Moss was elected to the Board of Directors of Hydrofarm Holdings Group, Inc., a leading independent distributor and manufacturer of hydroponics equipment and supplies for controlled environment agriculture. Mr. Moss received a B.A. and an M.B.A from Brigham Young University. The Governance Committee nominated Mr. Moss to the Board because of its belief that he brings significant financial and corporate governance experience to the Board, including experience with public, consumer-oriented companies, which supplements the Board’s skills in these key areas.

Mary Beth Springer.
Ms. Springer has served on the Board since 2013, and currently serves on the Governance Committee, the Strategy Committee and as the Chairperson of the Risk Management Committee. Ms. Springer held various positions at The Clorox Company from 1990 to 2011, including Executive Vice President and General Manager from 2009 to 2011; Group Vice President, Chief Strategy and Growth Officer from 2007 to 2009; Group Vice President and General Manager from 2005 to 2007; Vice President and General Manager from 2002 to 2004; and Vice President of Marketing from 2000 to 2002. Ms. Springer currently serves as a director of Central Garden & Pet Company. Ms. Springer received her M.B.A. from Harvard Business School in 1990 and her A.B. from Bryn Mawr College in 1986. The Governance Committee nominated Ms. Springer to the Board due to her expertise and experience in the consumer products market, which the Governance Committee believes will further stimulate the Board’s collective operational and growth policies and initiatives.

Robert D. Straus.
Mr. Straus has served on the Board since June 2017, and currently serves on the Governance committee and as the Chairperson of both the Compensation and Strategy Committees. Mr. Straus is a Portfolio Manager at Wynnefield Capital Management, LLC, an investment management firm, since April 2015. Prior to joining Wynnefield Capital, Mr. Straus served as Managing Director or Senior Analyst at several investment banks over nearly 20 years. Mr. Straus currently serves as a director of S&W Seed Company (NASDAQ: SANW) since January 2018, a global agriculture company with its primary activities in alfalfa seed, hybrid sorghum and sunflower germplasm and stevia. Mr. Straus is a member of the Board of Directors of one private company, MK Acquisition LLC - an authentic mountain lifestyle apparel brand founded in Jackson Hole Wyoming - since May 2015; he also served on the Board of Directors of Hollender Sustainable Brands LLC - a female sexual wellness consumer brand with its headquarters in Burlington, VT and an office in New York, NY and B Lane, Inc. dba Fashion to Figure - a women’s apparel plus-size omnichannel retailer based in New York, NY. Mr. Straus received his B.S.B.A. from the University of Hartford and M.B.A. from Bentley College. The Governance Committee nominated Mr. Straus to the Board because of his extensive experience assessing capital allocation programs, evaluating business strategy and conducting in-depth due diligence, which the Governance Committee believes strengthens the Board's collective qualifications, skills and experience.

J. Christopher Teets.
Mr. Teets has served on the Board since 2015, and as Chairman of the Board since January 2019. Mr. Teets currently serves on the Compensation and Strategy Committees. Mr. Teets has served as a Partner of Red Mountain Capital Partners LLC, an investment management firm, since February 2005. Before joining Red Mountain Capital, Mr. Teets was an investment banker at Goldman, Sachs & Co. Prior to joining Goldman Sachs & Co. in 2000, Mr. Teets worked in the investment banking division of Citigroup. Mr. Teets currently serves on the boards of directors of Marlin Business Services Corp., Air Transport Services Group, Inc. and Yuma Energy, Inc. He previously served on the Boards of Directors of Affirmative Insurance Holdings, Inc. and Encore Capital Group, Inc. Mr. Teets holds a bachelor’s degree from Occidental College and a M.Sc. degree from the London School of Economics. The Governance Committee nominated Mr. Teets to the Board because of his extensive investment banking and board experience, which the Governance Committee believes strengthens the Board's collective qualifications, skills and experience.

Heidi Wissmiller.
Ms. Wissmiller has served on the Board since July 2020, and serves on the Audit Committee and Risk Management Committee. Ms. Wissmiller served in multiple C-suite positions for Rodan + Fields from 2014 to April 2019, including Chief Growth Officer and Chief Operating Officer of Global Field Sales and Operations. Prior to Rodan + Fields, Ms. Wissmiller was the CEO for Micro Analytical Systems. She previously served in various senior leadership roles with globally recognized companies, including PepsiCo, E & J Gallo Winery and Nabisco. The Governance Committee nominated Ms. Wissmiller to the Board because of her extensive experience in the consumer products industry which the Governance Committee believes strengthens the Board's collective qualifications, skills and experience.

Lily Zou.
Ms. Zou has served on the Board since August 2019, and currently serves on the Audit Committee and Compensation Committee. Ms. Zou currently serves as Chief Executive Officer of Fosun Pharma USA, Inc., a subsidiary of Shanghai Fosun Pharmaceutical (Group) Co., Ltd. ("Fosun Pharma"), a position which she has held since 2017. Prior to joining Fosun Pharma, Ms. Zou served as Executive Director of Business Development and Licensing for Sandoz, Inc., a Novartis division focusing on biosimilars and generics from 2009 to 2017. Ms. Zou previously held various positions at Arqule, Inc., Coley Pharmaceutical Group, Inc., Bristol-Myers Squibb Medical Imaging and Wyeth Pharmaceuticals. Ms. Zou earned a Ph.D in Microbiology and Immunology from Cornell University, MBA from MIT Sloan School of Management and a Bachelor of Science degree from Beijing University. The Governance Committee believes Ms. Zou’s extensive experience enhances the Board knowledge and skill in a key area. Ms. Zou is being nominated by the Governance Committee pursuant to an agreement between the Company and Fosun Pharma related to their Chinese joint venture.

DIRECTOR INDEPENDENCE
The Board of Directors has determined that all of its current directors and nominees for election at the Annual Meeting, except Mr. Moorehead, are independent directors under the current standards for “independence” established by NASDAQ. In making this determination, our Board considered Ms. Zou’s affiliation with Fosun Pharma, one of our shareholders, Mr. Teets’ affiliation with Red Mountain Capital Partners LLC, one of our shareholders, and Mr. Straus’ affiliation with Wynnefield Capital Management, LLC, one of our shareholders.

BOARD COMMITTEES
The Board of Directors has five standing committees: Audit Committee, Compensation Committee, Governance Committee, Risk Management Committee and Strategy Committee. Each standing committee operates under a written charter adopted by the Board. You can access the current committee charters on our website at www.natr.com or by writing to our Corporate Secretary at our principal executive offices at 2901 West Bluegrass Blvd., Lehi, Utah 84043.

The Board has determined that the committee chairs and members are independent under the current standards for “independence” established by NASDAQ. The current members of the committees are identified in the table below.

Director Name	Audit Committee	Compensation Committee	Governance Committee	Risk Management Committee	Strategy Committee
Robert B. Mercer	✓		Chair
Richard D. Moss	Chair			✓
Mary Beth Springer			✓	Chair	✓
Robert D. Straus		Chair	✓		Chair
J. Christopher Teets		✓			✓
Heidi Wissmiller	✓			✓	✓
Lily Zou	✓	✓

THE AUDIT COMMITTEE.
The Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements. The Committee is responsible for the engagement and oversight of our independent registered public accounting firm and reviews the adequacy and effectiveness of our internal control system and procedures. Our Board of Directors has determined that all members of our Audit Committee are independent directors and audit committee financial experts.

COMPENSATION COMMITTEE.
The Compensation Committee reviews compensation policies applicable to executive officers, certain key employees, and Board members, approves the compensation to be paid to executive officers and certain key employees (other than the Chief Executive Officer) and makes recommendations to the Board regarding the compensation to be paid to our Chief Executive Officer and all Directors on the Board. The Chief Executive Officer makes recommendations to our Compensation Committee with respect to the compensation of our other executive officers, and the Compensation Committee considers such recommendations in establishing the officers’ compensation. The Compensation Committee makes recommendations to the Board regarding the compensation to be paid to our Chief Executive Officer without input from the Chief Executive Officer. In addition, the Compensation Committee evaluates the performance of our executive officers versus agreed-upon objectives and administers or makes recommendations to the Board with respect to the administration of the Company’s equity-based and other incentive compensation plans.  Under its Charter, all members of the Compensation Committee are required to meet the independence and experience requirements of the NASDAQ Stock Market, Section 10A(m)(3) of the Exchange Act, and the rules and regulations of the SEC, as affirmatively determined by the Company’s Board.  In addition, at least two Committee members shall qualify as “non-employee directors” within the meaning of SEC Rule 16b-3 and as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, or such successor provisions.

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The Compensation Committee is authorized to engage independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Company’s executive officers and other key employees. The Compensation Committee has from time to time retained the services of Fredric W. Cook & Co., Inc. ("F.W. Cook"), a leading compensation consulting firm, to provide advice and recommendations regarding the Company’s executive compensation programs, including equity compensation practices and cash compensation structure for executive officers. F.W. Cook has also provided advice from time to time to the Compensation Committee with respect to the compensation and benefits of the Board.

GOVERNANCE COMMITTEE.
The Governance Committee makes recommendations to the Board of Directors about the size and composition of the Board or any of its committees, evaluates nominations received from shareholders, and develops and recommends to the Board corporate governance principles applicable to our Company. In selecting or recommending candidates, the Governance Committee takes into consideration the criteria set forth in our Company corporate governance guidelines adopted by the Board and such other factors as it deems appropriate. These factors include:

•experience in corporate management, such as serving as an officer or former officer of a publicly held company;
•experience as a board member of another publicly held company;
•professional and academic experience relevant to the Company’s industry;
•leadership skills;
•experience in finance and accounting and / or executive compensation practices; and
•time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable.

The Governance Committee may also consider director candidates proposed by management and by shareholders of the Company. Recommendations for consideration by the Governance Committee, including recommendations from shareholders of the Company, should be sent in writing, together with appropriate biographical information concerning each proposed nominee, to our Corporate Secretary at our principal executive offices at 2901 West Bluegrass Blvd., Suite 100, Lehi, Utah 84043. The Governance Committee will consider a properly submitted shareholder nomination that meets the requirements under our Bylaws. Our Bylaws require, among other things, an advance written notice of the nomination in writing of not later than the ninetieth (90th), nor earlier than the one-hundred-twentieth (120th) day, from the date of the first anniversary of the annual meeting. This notice must also include certain information relating to the nominee and the nominating shareholders as described more fully in our Bylaws. The Governance Committee did not receive any director nominations from shareholders of the Company for the 2021 Annual Meeting. There have not been any material changes to the procedures by which shareholders may recommend nominees to the Board since our last disclosures regarding the Governance Committee's policies for considering shareholder nominees to the Board of Directors. In 2020 the Board of Directors engaged Korn Ferry to identify a new director, and Ms. Wissmiller was the identified candidate.

RISK MANAGEMENT COMMITTEE.
The Risk Management Committee assists the Company’s Board of Directors in fulfilling its oversight responsibilities regarding the Company’s risk management by overseeing the Company’s enterprise risk management program. The purpose of the Risk Management Committee includes overseeing and reviewing the identification and assessment of material risks that the Company faces based on the internal and external environment and overseeing and reviewing the Company’s risks related to legal and regulatory requirements, including, but not limited to, distributor compliance and direct selling best practices; employee compliance, such as code of conduct and other mandated trainings (including FCPA trainings); product and product distribution regulatory compliance, including adherence to FTC, FDA and other similar regulatory bodies’ mandates; FCPA compliance and best practices; data protection and privacy, cybersecurity, and IT governance compliance and best practices; and foreign operations compliance. Under its Charter, the Risk Management Committee is required to consist of at least three directors, one of whom shall be a member of the Company’s Audit Committee. Each member of the Risk Management Committee is required to meet the independence requirements of the NASDAQ Stock Market and the rules and regulations of the SEC, as affirmatively determined by the Company’s Board.  In addition, at least one member of the Committee shall be an "audit committee financial expert" as that term is defined by the SEC.

STRATEGY COMMITTEE.
The Strategy Committee assists the Board of Directors in fulfilling its oversight responsibility relating to the development and implementation of the Company's long-term strategy, including oversight of the risks and opportunities relating to such strategy and of strategic decisions relating to material investments, acquisitions, divestitures, joint ventures and strategic partnerships by the Company.  The Strategy Committee consists of at least three directors, each of whom must meet the independence and experience requirements of the NASDAQ Stock Market and the rules and regulations of the SEC.

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Board Structure and Risk Oversight
LEADERSHIP STRUCTURE OF THE BOARD
Mr. Teets serves as the Chairman of the Board. As our Chairman, Mr. Teets is responsible for chairing Board meetings and meetings of shareholders, setting the agendas for Board meetings and providing information to the Board members in advance of meetings and between meetings. All of our directors are independent under applicable NASDAQ corporate governance rules, except for Mr. Moorehead. The Board believes that our independent directors provide effective oversight of management. In addition to feedback provided during the course of Board meetings, the independent directors have regular executive sessions without any members of management present.

We believe that the leadership structure of the Board is appropriate because it provides both unified and consistent leadership, effective independent oversight and expertise in the management of our complex operations as a consumer product and direct selling business.

BOARD'S ROLE IN THE OVERSIGHT OF RISK MANAGEMENT
The Board of Directors is primarily responsible for assessing risks associated with the Company’s business. However, the Board delegates certain of such responsibilities to other groups. The Audit Committee is responsible for reviewing with management the Company’s policies and procedures with respect to risk assessment and risk management relating to the Company's financial and accounting systems, accounting policies, investment strategies, compliance with mandates from the SEC and other government bodies that regulate the financial and securities industry, and other matters. Under the direction of the Audit Committee, the Company’s internal audit department assists the Company in the evaluation and improvement of the effectiveness of risk management.

The Risk Management Committee oversees and reviews the identification and assessment of risks that the Company faces based on the internal and external environment and overseeing and reviewing the Company’s risks related to legal and regulatory requirements, including, but not limited to, oversight of the Company's enterprise risk management program; distributor compliance and direct selling best practices; employee compliance, such as code of conduct and other mandated trainings; product and product distribution regulatory compliance, including adherence to FTC, FDA and other similar regulatory bodies’ mandates; FCPA compliance and best practices; data protection and privacy, cybersecurity, and IT governance compliance and best practices; and foreign operations compliance. The Company has enabled a cybersecurity committee, which is an executive committee consisting of members from various corporate service groups of the Company, including human resources, operations, IT, finance and legal, which under the direction of the Risk Management Committee oversees the Company’s cybersecurity-related policies and initiatives and reports to the Risk Management Committee regularly. Under its Charter, the Risk Management Committee is required to consist of at least three directors, one of whom shall be a member of the Company’s Audit Committee. In addition, under the direction of the Board and certain of its committees, the Company’s legal department assists in the oversight of corporate compliance activities. As discussed under “Risk Assessment of Compensation Programs,” the Compensation Committee also reviews certain risks associated with our overall compensation program for employees to help ensure that the program does not encourage employees to take excessive risks.

In addition, the Governance Committee monitors the effectiveness of our corporate governance guidelines and policies and manages risks associated with the independence of the Board of Directors and potential conflicts of interest. On a regular basis and from time to time as necessary or appropriate, updates are provided by these groups to the Board of Directors regarding their risk assessment and risk management activities and other risk-related matters.

BOARD MEETINGS IN 2020
During 2020, our Board of Directors held 6 meetings and numerous informal informational sessions. Each member of the Board of Directors during 2020, attended or participated in 75 percent or more of the aggregate of (i) the total number of regular meetings of the Board of Directors held during the year or the portion thereof following such person’s appointment to the Board and (ii) the total number of meetings held by all committees of the Board on which such director served during the year or the portion thereof following such person’s appointment to one or more of those committees.

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During 2020, the Audit Committee held 5 meetings, the Compensation Committee held 5 meetings, the Governance Committee held 6 meetings, the Risk Management Committee held 5 meetings, and the Strategy Committee held 4 meetings. The committees also held numerous informal informational sessions during the year.

ANNUAL MEETING ATTENDANCE
Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at the Annual Meetings, Directors are encouraged to attend such meetings and all Directors attended the 2020 Annual Meeting via the telephonic conference line.

BOARD REFRESHMENT
Our Board of Directors believes that its policy of periodic, rigorous self-evaluations is currently the best way to ensure it is appropriately structured to fit the demands of the Company’s business. As such, we do not have policies relating to mandatory retirement age or tenure. The average tenure of our Directors is less than five years and the average age of our Directors is approximately 56 years old.

COMMUNICATIONS WITH DIRECTORS
We have not in the past adopted a formal process for shareholder communications with the Board of Directors. Nevertheless, the Directors have endeavored to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. Communications to the Board of Directors may be submitted in writing to our Corporate Secretary at our principal executive offices at 2901 West Bluegrass Blvd., Suite 100, Lehi, Utah 84043. The Board of Directors relies upon the Corporate Secretary to forward written questions or comments to named directors or committees thereof, as appropriate. General comments or inquiries from shareholders are forwarded to the appropriate individual within the Company, including the Chief Executive Officer, as appropriate.

CORPORATE GOVERNANCE GUIDELINES
Our Board of Directors adopted Corporate Governance Guidelines, which are available on our website. Among other things, the Company’s corporate governance guidelines set forth guidelines relating to board independence, service on other boards, director qualification standards and additional selection criteria, periodic self-evaluation, and stock ownership guidelines.

The Corporate Governance Guidelines provide that the Governance Committee will oversee periodic evaluations of the Board of Directors and its Committees. Such evaluations are conducted annually and focus on, among things, whether the Board of Directors has the appropriate skills and experience, whether the Board of Directors is appropriately structured and diversified, and whether the Board of Directors is effectively communicating. Generally, self-evaluations but from time to time the Governance Committee may engage a third party to conduct evaluations.

The stock ownership guidelines provide that Directors are to hold shares of the Company’s stock with a minimum value of three times the grant date value of the annual equity grant to Directors. For example, the last equity grant, which was made in May of 2020, had a grant date value of $65,000, thereby requiring Directors to hold shares with a minimum value of $195,000.

CODE OF ETHICS
Our Code of Conduct (the "Code") applies to all of our employees, including our Chief Executive Officer, Chief Financial Officer and senior financial and accounting officers. A copy of the Code is available on our website or by writing to our Corporate Secretary at our principal executive offices at 2901 West Bluegrass Blvd., Suite 100, Lehi, Utah 84043. We intend to post on our internet website all amendments to, or waivers from, the Code that are required to be disclosed by applicable law.

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Director Compensation
EQUITY COMPENSATION .
Each non-employee director receives an annual grant of a restricted stock unit ("RSU") award with a grant date value equal to $65,000 (based on the closing selling price of our common stock on the grant date). Such awards generally vest in 12 equal successive monthly installments, over a one-year period measured from the grant date, subject to continued Board service, and accelerate in full upon a change in control.

CASH COMPENSATION.
Each non-employee Board member receives an annual retainer of $50,000. The Chairman receives an additional retainer of $25,000. In addition to the annual retainer, each member of the Audit Committee receives a retainer of $10,000, with the Chairperson receiving an additional $10,000; each member of the Compensation Committee receives a retainer of $7,500, with the Chairperson receiving an additional $7,500; each member of the Strategy Committee receives a retainer of $7,500, with the Chairperson receiving an additional $7,500; each member of the Governance Committee receives a retainer of $5,000, with the Chairperson receiving an additional $5,000; and each member of the Risk Management Committee receives a retainer of $5,000, with the Chairperson receiving an additional $5,000. All annual retainers are pro-rated for any partial year of service.

The following table sets forth certain information regarding the compensation of each individual who served as a non-employee member of our Board of Directors during 2020. Mr. Moorehead, who is our only employee on our Board of Directors, received no additional compensation for his service on our Board of Directors.

Director Compensation for 2020 (9)
Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2), (3)	All other Compensation ($) (4)	Total ($)
Kristine F. Hughes (5)	12,500	—	—	12,500
Robert B. Mercer	70,000	65,000	750	135,750
Richard D. Moss	76,333	65,000	750	142,083
Mary Beth Springer	72,500	65,000	750	138,250
Robert D. Straus	85,000	65,000	750	150,750
J. Christopher Teets	90,000	65,000	750	155,750
Jeffrey D. Watkins (6)	57,292	27,088	750	85,130
Heidi Wissmiller (7)	27,083	48,748	750	76,581
Lily Zou (8)	67,500	65,000	750	133,250

1)	Consists of retainer fees for service as a member of the Board paid on a monthly basis. The aggregate payments include the following categories of payments:

Name	Retainer ($)	Chairman Retainer ($)	Committee Member Retainer ($)	Total ($)
Kristine F. Hughes	8,333	—	4,167	12,500
Robert B. Mercer	50,000	—	20,000	70,000
Richard D. Moss	50,000	—	26,333	76,333
Mary Beth Springer	50,000	—	22,500	72,500
Robert D. Straus	50,000	—	35,000	85,000
J. Christopher Teets	50,000	25,000	15,000	90,000
Jeffrey D. Watkins	45,833	—	11,459	57,292
Heidi Wissmiller	20,833	—	6,250	27,083
Lily Zou	50,000	—	17,500	67,500

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2)
On May 6, 2020, the Board approved a grant of 8,075 RSUs for each non-executive director. The RSUs granted to directors vest in 12 monthly installments over a one-year period from the grant date subject to accelerated vesting upon a change in control. The shares that vest under each award will be delivered to the director upon the earlier of the director’s separation from the Board, or the expiration of the two-year restriction period subsequent to the vesting of the entire RSU grant. The amount reflected in this column above represents the grant date fair value of the RSUs calculated in accordance with FASB ASC Topic 718.

3)
On August 5, 2020, the Board approved a grant of 4,494 RSUs for Heidi Wissmiller upon her appointment to the Board of Directors of the Company. The RSUs granted to directors vest in nine monthly installments over a one-year period from the grant date subject to accelerated vesting upon a change in control. The shares that vest under each award will be delivered to the director upon the earlier of the director’s separation from the Board, or the expiration of the two-year restriction period subsequent to the vesting of the entire RSU grant. The amount reflected in this column above represents the grant date fair value of the RSUs calculated in accordance with FASB ASC Topic 718.

4)	Amounts reported in the “All Other Compensation” column represent $750 worth of credits to purchase the Company’s products.
5)	Mrs. Kristine Hughes passed away on February 23, 2020.
6)	Mr. Watkins resigned from our Board of Directors effective October 16, 2020. All unvested shares from his May 2020 grant were canceled at that time.
7)	Ms. Wissmiller joined our Board of Directors effective July 23, 2020.
8)	The fees shown as being paid to Ms. Zou were paid directly to Fosun Pharma.
9)	The following table shows the outstanding stock and option awards for the sitting directors as of December 31, 2020:

Name	Outstanding Stock Awards as of 12/31/2020	Outstanding Option Awards as of 12/31/2020
Robert B. Mercer	18,694	—
Richard D. Moss	13,289	25,000
Mary Beth Springer	18,694	25,000
Robert D. Straus	18,694	25,000
J. Christopher Teets	18,694	25,000
Heidi Wissmiller	4,949	—
Lily Zou	8,075	25,000

EXPENSES. Board members are reimbursed for travel and other expenses incurred in connection with their duties as directors to the extent such expenses are submitted to the Company for reimbursement.

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Executive Officers
The Company’s executive officers, as of the date of this report, are as follows:

Name	Age	Position
Terrence O. Moorehead	58	President, Chief Executive Officer
Joseph W. Baty	64	Executive Vice President, Chief Financial Officer and Treasurer
Nathan G. Brower	41	Executive Vice President, General Counsel and Secretary
Tracee Comstock	55	Vice President, Human Resources
Daniel C. Norman	47	Executive Vice President, President, Asia
Eddie Silcock	50	Executive Vice President, President, North America
Bryant J. Yates	47	Executive Vice President, President, Europe

Terrence O. Moorehead. Mr. Moorehead was appointed as the Company’s President, Chief Executive Officer effective October 1, 2018. Mr. Moorehead brings more than 25 years of experience in the retail consumer products industry, most recently as Chief Executive Officer of Carlisle Etcetera LLC, from 2015 through 2018. From 2013 through 2015, he served as Chief Executive Officer of Dana Beauty, Inc. From 1991 to 2013 he served in various capacities at Avon Products, Inc., including, among other positions, as VP, Strategy and Digital, for North America, President and Chairman of Avon Japan, and President of Avon Canada. Mr. Moorehead received his Masters of Business Administration in Marketing and Finance from Columbia University and a Bachelor of Arts in Economics and Marketing from Boston College.

Joseph W. Baty.  Mr. Baty was appointed as the Company's Executive Vice President, Chief Financial Officer and Treasurer on October 31, 2016. Before joining the Company, Mr. Baty served as Executive Vice President and Chief Financial Officer at Schiff Nutrition International Inc. ("Schiff"), a publicly-traded vitamins and nutritional supplements company, from 1999, until Schiff was acquired by Reckitt Benckiser Group PLC in December 2012. From 1997 until 1999, Mr. Baty was Senior Vice President, Finance at Schiff. Prior to 1997, Mr. Baty was a Certified Public Accountant and partner at KPMG, LLP. Mr. Baty received his B.S. in Accounting from the University of Utah in 1981.

Nathan G. Brower. Mr. Brower was appointed the Company’s Executive Vice President, General Counsel and Secretary in December 2017. Prior to his appointment as the Company’s Executive Vice President, General Counsel and Secretary, Mr. Brower served as the Company’s Senior Director, Legal Counsel from May 2015 to December 2017. Mr. Brower also serves as the President of the Impact Foundation, the Company's 501(c)(3) charitable organization that focuses on furthering the Company's mission of sharing the healing power of nature.

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Tracee Comstock. Ms. Comstock has served as the Company's Vice President, Human Resources since January 2018. From September 2016 to November 2017, Ms. Comstock was Vice President of Human Resources at Younique, LLC, a leading online peer-to-peer social selling platform in makeup and skincare products. From May 2013 to September 2016, Ms. Comstock held senior human resources positions at Young Living Essential Oils, Weave and Sun Edison. She has also served as the President and as a member of the Board of Directors of Salt Lake SHRM, a human resources organization in Utah. Ms. Comstock received a Bachelor of Arts degree from Brigham Young University.

Daniel C. Norman. Mr. Norman serves as Executive Vice President, President Asia. Prior to this role, he served as President of Synergy Worldwide since September 2007.  Prior to serving as President at Synergy his roles included Vice President of Operations and Vice President of Information Systems.  Prior to joining Synergy, Mr. Norman served as a Senior Manager of European Operations at Tahitian Noni International from 1998 through September 2004.

Eddie Silcock. Mr. Silcock has served as Executive Vice President, President North America since April 2019. Prior to joining the company, he had served Chief Sales Officer for Perfectly Posh from March 2018 to March 2019 and Vice President, Global Sales at Young Living Essential Oils from April 2015 to October 2017. Eddie also held various positions with Avon Products Inc. from 1992 to April 2015, including Vice President, North American Sales.

Bryant J. Yates. Mr. Yates currently serves as Executive Vice President, President-Europe. Prior to this Mr. Yates has served as President-RCEE & Wholesale, Executive Director-International of Nature’s Sunshine, Director-International-Europe/Middle East and General Manager of Nature’s Sunshine Products of Russia, an affiliate of the Company. Mr. Yates has been employed by the Company since 1999.

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Executive Compensation

NATURES SUNSHINE
Echinacea
NATURES SUNSHINE
Probiotic Eleven®
BROAD SPECTRUM PROBIOTIC BLEND
Rebalance Your Gut*
11 Strains – 18 Billion CFU
Dietary Supplement
90 VEGCAPS
NATURES SUNSHINE
Turmeric Curcumin
HIGH POTENCY
1,000 mg Curcuminoids
Dietary Supplement
60 VEGCAPS
HERBAL EXPERTS since 1972

Proposal Two: Advisory Resolution to Approve Executive Compensation
In accordance with Section 14A of the Exchange Act, we are asking our shareholders to approve the following non-binding, advisory resolution on our named executive officer compensation as disclosed in this Proxy Statement:

RESOLVED, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Narrative Discussion of Compensation Policies, the various compensation tables and the accompanying narrative discussion, is hereby APPROVED.

Shareholders are urged to read the “Narrative Discussion of Compensation Policies” section of this Proxy Statement, as well as the Summary Compensation Table and related compensation tables and narrative in this Proxy Statement, which provide detailed information on the Company's compensation policies and practices and the compensation of our named executive officers.

Although the vote is an advisory, non-binding vote, the Board and the Compensation Committee value the opinions of the shareholders and will take into account the outcome of the vote when considering future compensation decisions affecting the Company’s named executive officers. We currently intend to include a shareholder advisory vote on our executive compensation program each year at our annual meeting of shareholders.

In May 2017, shareholders voted to hold a "say on pay" vote annually. The next time a vote on the frequency of the say on pay vote will be at the 2023 Annual Meeting.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the approval, on an advisory, non-binding basis, of the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules.

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Narrative Discussion of Compensation Policies
This Narrative Discussion of Compensation Policies discloses the programs and decisions surrounding the compensation of our named executive officers in 2020 ("NEOs"), who were:

Name	Position
Terrence O. Moorehead	President and Chief Executive Officer
Joseph W. Baty	Executive Vice President, Chief Financial Officer and Treasurer
Bryant J. Yates	Executive Vice President, President, Europe

In this section, we explain how our Compensation Committee made decisions related to the compensation of our NEOs during 2020, and we provide an overview of the information set forth in the Summary Compensation Table and other compensation tables contained in this proxy statement. We also address any actions taken regarding executive compensation after the end of 2020 that could affect a fair understanding of our NEOs' compensation during 2021.

EXECUTIVE SUMMARY
Our compensation program is designed to reward our executives in a manner that supports a pay-for-performance philosophy, aligns with shareholder value creation, and maintains a level of compensation that allows us to attract and retain the best available executive team.

OUR 2020 PERFORMANCE
In 2020, we built on our global strategy, which focuses on strengthening our brand, improving field fundamentals, expanding digital capabilities, enhancing our manufacturing capabilities, and improving organizational capabilities. Our strategic initiatives are focused on accelerating growth, driving profitability and enhancing long-term shareholder value. Our 2020 performance may be summarized as follows:

•Our consolidated net sales increased by 6.3% compared to 2019, to $385.2 million in 2020. The increase related to growth in Europe (24.3%), North America (5.3%), and Latin America and Other markets (1.4%), while Asia markets were effectively flat at growth of 0.1%. Measured in local currency, net sales were $385.8 million, rather than $385.2 million. We measure results using local currency and exclude the impact of foreign exchange rates when assessing our financial results for incentive compensation purposes because foreign exchange rates are viewed as outside the control of the executive team and local currency provides a better view into the actual growth from operations.

•Adjusted EBITDA improved to $36.2 million in 2020 from $31.2 million the prior year, an increase of 15.9%. We define adjusted EBITDA, which is a non-GAAP financial measure, as net income/loss from continuing operations before taxes, depreciation, amortization and other income/loss adjusted to exclude share-based compensation expense and certain unusual (noted) adjustments.

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KEY 2020 COMPENSATION DECISIONS
•We continue to structure a substantial portion of the total direct compensation of our NEOs in the form of annual cash incentive awards and long-term stock-based compensation. The annual cash incentive is based on achieving near-term financial and operating goals, while equity awards focus on increases in stock price to align executives with growth in shareholder returns through both time vested and price-contingent equity awards.

•The 2020 annual cash incentive award program was primarily based on the attainment of corporate revenue and adjusted EBITDA financial performance goals, which are viewed as the primary drivers of our shareholder value. A portion of Mr. Yates' annual cash incentive was based on the financial performance of our Europe segment, instead of being solely dependent on our corporate financial performance, in order to provide a direct link between his segment's operating results and his compensation.

•As a result of our financial and overall business performance against the pre-established goals, our NEO bonuses averaged 127% of target.

•Restricted Stock Unit (RSU) grants to NEOs are generally made each year and generally consist of 50% performance-based units (PRSUs) and 50% time-based RSUs.

•2020 PRSU Grants. In 2020, each NEO was granted an award of PRSUs similar to those granted to the NEOs in 2019, but with varied stock price goals compared to the 2019 PRSU Grants. The 2020 PRSUs vest upon achievement of each stock price goal over a period of 30-trading days. One-twelfth of the 2020 PRSUs vests upon the achievement of each stock price goal and an additional one-twelfth vests on the date that is one-year following the achievement of such stock price goal subject to the NEOs continued employment.

COMPENSATION POLICY FOR EXECUTIVE OFFICERS We have designed the various compensation elements to achieve the following objectives:

Compensation Element	Primary Objective
Base Salary	To recognize performance of job responsibilities and to attract and retain qualified executives with superior talent to help us with our goals.
Annual performance-based compensation	To promote our annual performance and reward individual accomplishments and contributions to our company.
Long-term equity incentive awards	To emphasize our long-term performance and align each executive's interests with those of our shareholders.
Defined contribution plans	To provide opportunity for tax-efficient savings and long-term financial security.
Severance arrangements	To encourage the continued focus and dedication of key individuals.
Other elements of compensation and perquisites	To attract and retain talented executives in a cost-efficient manner by providing benefits with high perceived values at relatively low cost to us.

The Compensation Committee seeks to achieve these objectives by:

•Establishing a compensation structure that is market-competitive, internally fair and highly dependent on short-term and long-term performance;

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•Linking a substantial portion of compensation to our financial performance or stock price performance, with consideration given to individual contributions to that performance;

•Providing long-term equity-based incentives and encouraging direct share ownership by executive officers, as well as ownership guidelines that provide an incentive for officers to consider long-term value maintenance in addition to growth.

For our compensation programs, the Compensation Committee utilizes a combination of cash and equity incentive programs under which the compensation of the executive officers varies with our performance and the market price of our common stock. The general objective is to balance equity compensation with short-term cash compensation, but there is no target compensation level that applies to all officers. The actual levels at which we may set compensation for a particular executive officer may vary based on our overall financial performance, a particular segment's performance, and an evaluation of each executive officer's individual performance level, experience and his or her potential contribution to our future growth. Also, actual compensation earned at the end of every performance period may be below target if performance is below our annual and multi-year performance goals.

Compensation for our NEOs at the start of 2020 was generally set no higher than the middle of the available market data to recognize the Company’s size and investments in future growth and this intended position was found to be accurate considering the 2019 Executive Compensation Report provided by F.W. Cook.

SETTING EXECUTIVE COMPENSATION
Primary compensation decisions for each year, including base salary adjustments, the determination of target annual cash incentive opportunities and the determination of long-term equity incentive awards, are generally made by the Compensation Committee during the first quarter of the current year or the last quarter of the previous year. The principal factors the Compensation Committee considers for ongoing annual decisions when setting the compensation levels for the NEOs are as follows:

•Comparison of our performance against certain operating and qualitative goals identified in our operating and strategic plans;

•Comparative market data (reviewed from time to time);

•Our Chief Executive Officer's recommendations for the other NEOs;

•Individual performance as assessed by the Compensation Committee, with input from the Chief Executive Officer as to the NEOs other than himself; and

•Tenure, scope of responsibilities, experience and qualifications, future potential and internal pay equity.

IMPACT OF 2020 SAY-ON-PAY VOTE
The most recent shareholder advisory vote on executive officer compensation was held on May 6, 2020, after the Compensation Committee had approved the 2020 compensation of the NEOs. Of the votes cast on such proposal, 94.7 percent were in favor of the compensation of the NEOs, as that compensation was disclosed in the Compensation Discussion and Analysis and the various compensation tables and narrative that appeared in our proxy statement dated March 27, 2020. Based on that level of shareholder approval, the Compensation Committee decided not to make any material changes to our compensation philosophies, policies and practices for the remainder of 2020 and has not made substantial changes in 2021. However, the Compensation Committee will continue to take into account future shareholder advisory votes on executive compensation in order to determine whether any subsequent changes to our executive compensation programs and policies would be warranted to reflect any shareholder concerns reflected in those advisory votes.

ROLE OF EXTERNAL ADVISOR
In 2019, the Compensation Committee engaged the services of F.W. Cook to conduct an independent comprehensive benchmark study of our executive compensation practices against other comparable public companies in our industry. In August 2019, F.W. Cook provided the 2019 Executive Compensation Report.

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MARKET BENCHMARKING
In 2019, F.W. Cook conducted a study with a peer group consisting of 15 publicly traded U.S. based specialty retail and personal product companies to perform new market comparisons of our executive compensation program and to prepare its 2019 Executive Compensation Report. The companies in the peer group were chosen in consultation with the Compensation Committee on the basis of objective industry classifications, annual revenue and market capitalization at the time of the 2019 Executive Compensation Report. The Compensation Committee believes that all of the companies in the peer group represented reasonable competitors for executive talent and shareholder investment at the time of the study.

Nature's Sunshine Peer Group
Duluth	Medifast
e.l.f. Beauty	MGP Ingredients
Farmer Brothers	Nu Skin
Inter Parfums	NutriSystem
Landec	PetMed Express
LifeVantage	USANA Health Sciences
Lifeway Foods	Vitamin Shoppe
Mannatech

ROLE OF MANAGEMENT
Our Chief Executive Officer presents his recommendations for base salaries, annual cash incentive and equity grants for the other NEOs to the Compensation Committee (other than for himself). These recommendations are generally based on an NEO's expected role in our strategic plan, our performance measured in terms of the sales revenue and adjusted EBITDA levels attained by the segment for which the executive was primarily responsible, where applicable, or by the Company as a whole, as well as the NEO's performance against individual performance objectives, and the comparative analysis of our compensation practice to market for each such officer. The Compensation Committee discusses these recommendations with the Chief Executive Officer and makes the final determination on the base salaries, annual cash incentive and equity grants.
The Compensation Committee recommends to our Board of Directors the base salary, annual cash incentive target and equity for our Chief Executive Officer. The Board considers such recommendations in setting the Chief Executive Officer's compensation.

EMPLOYMENT AGREEMENTS
We have employment agreements in place with each of our NEOs. Among other things, these employment agreements set the initial annual base salaries for each NEO, establish that each NEO is eligible to participate in our executive annual cash incentive program and set forth certain termination benefits in the event his or her employment with the Company is terminated. The termination benefits to which our NEOs would be entitled in the event of termination are described below in the section entitled “Potential Payments Upon Termination or Change in Control.” The employment agreements with our NEOs provide for a period during which he or she is subject to certain non-compete and non-solicitation covenants.

STOCK OWNERSHIP GUIDELINES
Each of our NEOs and Board Members is subject to stock ownership guidelines. Under the stock ownership guidelines, our Chief Executive Officer is required to maintain ownership of capital stock or an equity position in the Company having an aggregate value in the minimum amount of $1.0 million. The stock ownership guidelines require the other NEOs, other than the Chief Executive Officer, to maintain ownership of capital stock or an equity position in the Company having an aggregate value equal to one-year base salary. Board Members must maintain ownership of capital stock or an equity position having an aggregate value equal to three times the value of their annual equity grant. Such equity position may be met by accumulating such equity through the vesting of future grants of stock options and RSUs, in addition to shares of the Company’s capital stock currently owned, and the vesting of existing grants of stock options and RSUs. All NEOs currently satisfy the stock ownership guidelines.

HEDGING
Our policy prohibits executives, as well as our Board of Directors, from entering into hedging transactions (such as put and call options), that would operate to lock-in value of their equity compensation awards at specified levels. Executive officers are also prohibited from pledging their stock or holding such stock in margin accounts. Accordingly, similar to any other shareholder, the executive officers bear the full risk of economic loss with respect to their equity holdings.

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ELEMENTS OF COMPENSATION
Each NEO's compensation package consists of three elements: (i) a base salary, (ii) annual cash incentive based upon overall Company or segment financial performance, and (iii) participation in long-term, stock-based incentive awards, in the form of RSUs and performance-contingent RSUs (PRSUs). In addition, the NEOs are provided with certain benefits and perquisites and are entitled to certain severance benefits in the event their employment terminates under certain specified circumstances, as more fully described below.

Each of the three primary elements comprising the compensation package for NEOs (salary, annual cash incentive and equity) is designed to achieve one or more of our overall objectives in fashioning a competitive level of compensation, tying compensation to individual and company performance and establishing a meaningful and substantial link between each NEO's compensation and our long-term financial success.
There is no pre-established policy for the allocation of compensation between cash and non-cash components or between short-term and long-term components, nor are there any pre-established ratios between the Chief Executive Officer's compensation and that of the other NEOs. Instead, the mix of compensation for each NEO is based on a review of available data and a subjective analysis of that individual's performance and contribution to our financial performance. Our mix of compensation elements is designed to reward results and motivate long-term performance through a combination of cash and equity incentive awards.

BASE SALARY
Base salary is intended to attract and retain qualified executives and to provide a level of security and stability from year to year. The Compensation Committee reviews base salaries for our NEOs in March of each year. Based on the recommendation of the Chief Executive Officer, the 2019 Executive Compensation Report, the competitiveness of their current base salaries and our performance during 2019, the base salaries for each NEO were set in March 2020 as follows:

Name	Base Salary ($)	Percentage Increase (%)
Terrence O. Moorehead	669,500	3%
Joseph W. Baty	382,500	2%
Bryant J. Yates	278,100	3%

ANNUAL CASH INCENTIVE
The annual cash incentive program is designed to reward our NEOs for achieving or exceeding our annual goals.

For 2020, the Compensation Committee adopted an annual cash incentive program for the NEOs based primarily on the attainment of corporate financial performance goals with a small percentage based on the Compensation Committee’s evaluation of performance against individual objectives set early in the year. The Compensation Committee tied a portion of the annual cash incentive for Mr. Yates to the financial performance goals of our Europe segment instead of being solely dependent on our overall financial performance. In addition, the Compensation Committee retained the discretion to increase or decrease the annual cash incentive amount to be paid to any individual under the cash incentive plan by up to 10% of that person’s target, based on its subjective evaluation of general corporate and individual performance.

The 2020 target annual cash incentive award (as a percentage of base salary) for each NEO was as follows:

Name	Target Cash Incentive (as % of Base Salary)
Terrence O. Moorehead	100%
Joseph W. Baty	60%
Bryant J. Yates	55%

The portion of the annual cash incentive award based on corporate financial performance goals required attainment of minimum financial performance thresholds and could range from 50% to 175% of the targeted dollar amount of the annual cash incentive award attributable to these financial goals.

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2020 INDIVIDUAL PERFORMANCE GOALS
For all NEOs, 10% of the annual cash incentive award potential was based on each NEO’s individual performance. In determining the cash incentive for each NEO, the Compensation Committee reviewed the NEO’s individual performance, as well as general corporate performance not otherwise captured in the financial performance goals. The Compensation Committee determined that our overall business performance warranted full bonus payouts on the basis of individual performance objectives for our NEOs.

ADJUSTMENTS TO CORPORATE PERFORMANCE GOALS DUE TO COVID-19 IMPACT
The duration and extent of COVID-19's impact on our business has been difficult to assess or predict. The widespread pandemic has resulted in quarantines or government reactions that disrupted or halted our business. Due to these difficult circumstances, in March 2020 the Compensation Committee and Board of Directors set preliminary corporate performance goals but did not formally approve them until August 2020. During that period the Compensation Committee and the Board of Directors examined the impact, especially in our Asia markets, that COVID-19 and associated restrictions had on our business. In many markets our sales and operations were halted entirely due to government restrictions. Our employee offices were closed, and many adjustments were made to the way we interact with our independent distributors. We faced issues related to shipping and enhanced enforcement on product claims. We implemented extensive safety measures to our manufacturing facility to keep our employees safe. As a result of these and other related circumstances surrounding the COVID-19 pandemic, in August 2020 the corporate performance goals were formally approved and included a 4% downward adjustment to the Corporate Revenue goal with no adjustment to the Corporate EBITDA goal.

2020 CORPORATE PERFORMANCE GOALS FOR MESSRS. MOOREHEAD AND BATY
For Messrs. Moorehead and Baty, 90% of their cash incentive award potential was based on corporate financial performance goals for 2020, which consisted of our corporate revenue and adjusted EBITDA, but excluding foreign currency exchange impact because the foreign exchange rate is viewed as outside the control of the executive team and the goal of the cash incentive program is to reward controllable operating achievement. Revenue was chosen as a metric to reward growth that is necessary to drive the multi-year performance objectives, while adjusted EBITDA was included to reward both revenue and profit growth, including control of expenses incurred in driving that growth, among other factors. We define adjusted EBITDA, which is a non-GAAP financial measure, as net income/loss from continuing operations before taxes, depreciation, amortization and other income/loss adjusted to exclude share-based compensation expense and certain unusual (noted) adjustments.

2020 CORPORATE PERFORMANCE GOALS FOR MR. YATES
For Mr. Yates, 90% of his cash incentive award potential was based on 30% corporate financial performance goals, and 60% on the financial performance goals related to our Europe segment, and were based on that segment's revenue and adjusted EBITDA, among other adjustments, but excluding foreign currency exchange impact because the foreign exchange rate is viewed as outside the control of the executive team and the goal of the cash incentive program is to reward controllable operating achievement.

The funding schedules for the portion of the annual cash incentive award based on our corporate financial performance and Europe financial performance (excluding foreign currency exchange impact) were as follows, with the actual payout calculations based on linear interpolations of the funding slopes, rather than by the sample thresholds below:

2020 Corporate Financial Performance Goals
2020 Revenue ($) (000)	346,750	355,875	365,000	367,400	369,800	372,200	374,600	377,000	379,800	381,333	385,666	398,666	403,000
Payout Percentage	25%	60%	100%	101%	103%	106%	111%	117%	126%	137%	153%	173%	200%
2020 Adjusted EBITDA ($) (000)	31,918	35,907	39,897	40,551	41,206	41,860	42,514	43,168	43,823	44,477	45,131	45,785	46,440
Payout Percentage	25%	60%	100%	101%	103%	106%	111%	117%	126%	137%	153%	173%	200%

2020 Europe Financial Performance Goals
2020 Revenue ($) (000)	65,551	67,276	69,001	69,901	70,801	71,701	72,601	73,501	74,400	75,300	76,200	77,100	78,000
Payout Percentage	25%	60%	100%	101%	103%	106%	111%	117%	126%	137%	153%	173%	200%
2020 Adjusted EBITDA ($) (000)	7,166	8,062	8,958	9,228	9,498	9,768	10,038	10,308	10,578	10,848	11,118	11,388	11,658
Payout Percentage	25%	60%	100%	101%	103%	106%	111%	117%	126%	137%	153%	173%	200%

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The following chart sets forth each NEO: the weighting of each performance goal; the target; and the actual performance achieved during 2020 with the resulting annual cash incentive payout percentage. All amounts are based upon budgeted exchange rates and exclude the impact of foreign currency exchange rates.

Name	Metric	Weighting (%)	Target ($) (000)	Achieved ($) (000)	Payout as % of Target
Terrence Moorehead	Corporate Revenue	36%	365,000	386,465	151%
	Corporate Adjusted EBITDA	54%	39,897	42,100	114%
	Individual Performance	10%	—	—	100%
		100%			126%
Joseph W. Baty	Corporate Revenue	36%	365,000	386,465	151%
	Corporate Adjusted EBITDA	54%	39,897	42,100	114%
	Individual Performance	10%	—	—	100%
		100%			126%
Bryant J. Yates	Corporate Revenue	12%	365,000	386,465	151%
	Corporate Adjusted EBITDA	18%	39,897	42,100	112%
	Europe Revenue	24%	69,001	78,824	200%
	Europe Adjusted EBITDA	36%	8,958	9,252	102%
	Individual Performance	10%	—	—	100%
		100%			133%

2020 CASH INCENTIVE AWARDS Applying the factors and methodology described above, the Compensation Committee awarded the following cash incentive awards to our NEOs:

Name	Payout as % of Target	2020 Cash Incentive Award ($)
Terrence O. Moorehead	126%	842,231
Joseph W. Baty	126%	288,711
Bryant J. Yates	133%	204,042

LONG-TERM INCENTIVE AWARDS
We provide long-term, stock-based incentive awards, in the form of RSUs, performance-contingent RSUs (PRSUs) and, in some cases, stock options pursuant to the Nature’s Sunshine Products, Inc. 2012 Stock Incentive Plan (the “2012 Incentive Plan”), and the Nature’s Sunshine Products, Inc. 2009 Stock Incentive Plan (the “2009 Incentive Plan”). 2020 equity awards were set so that total compensation was at the median for most NEOs, although the CEO equity award resulted in compensation that was under 20% above the median with half of the equity grant value in RSUs and half of the value in performance RSUs that are contingent on achieving higher stock price goals.

2020 RSU GRANTS The table below sets forth the grants of RSUs on March 30, 2020.

Name	RSUs Subject to Time Based Vesting Conditions (1)
Terrence O. Moorehead	64,128
Joseph W. Baty	29,310
Bryant J. Yates	17,759

1)
The RSUs set forth in the column entitled "Subject to Time Based Vesting Conditions," vest in three equal annual installments over each year of service measured from the grant date, subject to the executive's continued employment with the Company.

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2020 PRSU GRANTS
In March 2020, the Compensation Committee approved grants of PRSUs to the NEOs, which were granted on March 30, 2020 to Mr. Baty and Mr. Yates and on April 1, 2020 to Mr. Moorehead. The NEO PRSUs vest in six equal installments upon achievement of six growth rate milestones, as evidenced by the Volume-weighted average price (VWAP) over a period of 30-trading days, and which must be obtained within a three-year performance period. Vesting in the six equal installments occurs at the following closing stock price milestones: $9.92; $12.20; $14.50; $16.78; $19.07; and $21.36. One-twelfth of the PRSUs vest upon the achievement of each milestone and an additional one-twelfth vests on the date that is one-year following the achievement of such milestone subject to the recipient's continued employment. As of the date of this report, we have achieved, and shares have been awarded to the NEOs in connection with the $9.92, $12.20, $14.50, and $16.78 stock price milestones.

In March 2020, the Compensation Committee also approved grants of PRSUs to Mr. Moorehead, which were granted on April 1, 2020. These PRSUs vest in six equal installments upon achievement of the same six growth rate milestones under the 2019 PRSU awards, which are related to the 45-day VWAP of the Company’s common shares and must be obtained within a two-year performance period. Vesting in the six equal installments occurs at the following closing stock price milestones: $11.77; $14.48; $17.20; $19.91; $22.63; and $25.34. As of the date of this report, we have achieved and shares have been awarded in connection with the $11.77 and $14.48 stock price milestones.

The table below sets forth the grants of PRSUs to the NEOs approved by the Compensation Committee. The Compensation Committee believes that performance-based equity rewards good long-term decision making, value creation and aligns shareholder and management interests.

Name	Performance Based Restricted Stock Units
Terrence O. Moorehead	171,283 (1)
Joseph W. Baty	51,114
Bryant J. Yates	30,969

1)
The PRSUs granted to Mr. Moorehead are split as follows: 111,832 PRSUs are tied to the growth rate milestones achieved over a period of 30-trading days, and which must be achieved within a three-year performance period. The remaining 59,451 PRSUs are tied to the six growth rate milestones related to the 45-day VWAP, and which must be achieved within a two-year performance period.

NAMED EXECUTIVE OFFICER BENEFITS AND PERQUISITES
Perquisites are not a significant component of our executive compensation program.

We provide Mr. Moorehead the following benefits, which are not provided to the other NEOs: (i) a $1,500 per month car allowance; (ii) reimbursement of the cost of an annual executive physical examination; and (iii) $1,000,000 in additional term life insurance coverage above what we provide to similarly-situated employees.

OTHER PROGRAMS
Our executive officers, including our NEOs, are eligible to participate in our 401(k) employee savings plan, medical plans, non-qualified deferred compensation, and other benefit plans on the same basis as all other regular U.S. employees.

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COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)
Section 162(m) of the Internal Revenue Code, as in effect prior to the enactment of the Tax Cuts and Jobs Act of 2017 (“TCJA”), generally disallowed a tax deduction to public companies for compensation of more than $1.0 million paid in any taxable year to each “covered employee,” consisting of the CEO and the three other highest-paid executive officers employed at the end of the year (other than the CFO). Performance-based compensation was exempt from this deduction limitation if the Company met specified requirements set forth in the Internal Revenue Code and applicable Treasury Regulations. The TCJA retained the $1.0 million deduction limit, but repealed the performance-based compensation exemption from the deduction limit and expanded the definition of “covered employees,” effective for taxable years beginning after December 31, 2017. “Covered employees” now also include any person who served as CEO or CFO at any time during a taxable year, as well as any person who was ever identified as a covered employee in 2017 or any subsequent year. Consequently, compensation paid in 2018 and later years to our NEOs in excess of $1.0 million will not be deductible unless it qualifies for transitional relief applicable to certain binding, written performance-based compensation arrangements that were in place as of November 2, 2017. The compensation paid to our NEOs for 2020, did not exceed the $1.0 million threshold per officer, except for Mr. Moorehead and Mr. Baty. While the Compensation Committee considers the deductibility of executive compensation under Section 162(m) when evaluating particular compensation programs in the context of the Compensation Committee's broader compensation objectives and overall compensation philosophy, the Compensation Committee understands that, particularly in light of the changes under the TCJA , it is possible that the compensation payable to our NEOs will exceed the $1.0 million limit under Section 162(m) in one or more future years. We believe that in establishing the cash and equity incentive compensation programs for our NEOs, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason, we may deem it appropriate to provide one or more NEOs with the opportunity to earn incentive compensation, whether through annual cash incentive programs tied to our financial performance or through equity awards, which together with base salary in the aggregate may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code. We believe it is important to maintain cash and equity incentive compensation at the levels needed to attract and retain the NEOs essential to our success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.

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COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Narrative Discussion of Compensation Policies disclosure with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Narrative Discussion of Compensation Policies be included in this Proxy Statement.

Submitted by:
Robert D. Straus, Committee Chair
J. Christopher Teets
Lily Zou

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of the directors who served on our Compensation Committee during 2020 was:
•A current or former officer or employee of our company;
•A participant during 2020 in a related-person transaction that is required to be disclosed; or
•An executive officer of another entity at which one of our executive officers served during 2020 on either the board of directors or the compensation committee, nor were any of our other directors an executive officer of another entity at which one of our executive officers served on the compensation committee.

COMPENSATION RISK ASSESSMENT
Our compensation programs are designed to maintain an appropriate balance between incentives for long-term and short-term performances by utilizing a combination of compensation components, including base salary, annual cash incentive awards and long-term equity awards. Although not all employees in the organization have compensation comprised of all three of these components, our compensation programs are generally structured so that any cash incentive awards based on short-term performances are not likely to constitute the predominant element of an employee's total compensation package and that other components will serve to balance the package. For this reason, we do not believe that our use of any cash incentive awards based upon short-term performance is reasonably likely to encourage excessive risk-taking by the participants in those compensation programs.
In addition, we believe the stock ownership guidelines to which our NEOs, including our Chief Executive Officer, are subject, moderate the incentive to take excessive risk.

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EXECUTIVE COMPENSATION
The following compensation tables, including the summary compensation table, provide compensation information of our NEOs for the years ended December 31, 2020, 2019 and 2018. Information for the years ended December 31, 2019 and December 31, 2018 is not provided if an NEO first became an NEO in the year ended December 31, 2019 or December 31, 2018.

Summary Compensation Table
Name & Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards	Non-Equity Incentive Plan ($)(3)	All Other Compensation ($)(4)	Total
Terrence O. Moorehead	2020	669,500	1,300,232	—	842,231	37,948	2,849,911
Chief Executive Officer	2019	650,000	747,813	—	507,954	35,001	1,940,768
	2018	162,500	1,705,591	—	167,375	473,268	2,508,734
Joseph W. Baty	2020	382,600	460,952	—	288,711	25,616	1,157,879
EVP, CFO & Treasurer	2019	375,000	168,938	—	161,435	16,094	721,467
	2018	375,000	393,560	—	212,738	11,990	993,288
Bryant J. Yates	2020	278,100	279,287	—	204,042	14,004	775,433
EVP, President Europe	2019	266,429	107,695	—	146,379	11,419	531,922
	2018	—	—	—	—	—	—

1)	Amounts for 2020 include amounts that were deferred from the executive salaries into the 401(k) plan in 2020, as follows: Mr. Moorehead-$26,000; Mr. Baty-$24,921; and Mr. Yates-$20,308.
2)	Amounts reflect the aggregate grant date fair value of the RSU grant made in each applicable year, in each instance calculated in accordance with FASB ASC Topic 718. See Note 12 of the Notes to Consolidated Financial Statements set forth in the 2019 Annual Report on Form 10-K filed with the SEC on March 10, 2021, for a description of the assumptions used in calculating such fair value. For this purpose, the estimate of forfeitures relating to vesting conditions is disregarded. The aggregate grant date fair value of the 2020 Performance-Based RSUs, assuming achievement of the maximum performance level, would be: Mr. Moorehead-$798,110; Mr. Baty-$231,455; and Mr. Yates-$140,233.

3)	For a detailed discussion of payments made under the Company’s annual cash incentive program, see the section above entitled “Narrative Discussion of Compensation Policies-Annual Cash Incentive.”
4)	“All Other Compensation” includes the following amounts paid by the Company for the year ended December 31, 2020. The amounts disclosed are the actual costs to the Company of providing these benefits.

Name	401(k) Plan Company Contribution ($)	Life Insurance Premium($)	Miscellaneous Other ($)	Total ($)
Terrence O. Moorehead	12,600	6,598	18,750 (A)	37,948
Joseph W. Baty	19,230 (B)	5,636	750 (C)	25,616
Bryant J. Yates	12,600	904	500 (C)	14,004

A)	Includes $18,000 automobile allowance and $750 of product credit.
B)	Includes $6,630 in catch up payments from 2019 made in April 2020.
C)	Includes $750 of product credit for Mr. Moorehead and Mr. Baty, and $500 of product credit for Mr. Yates.

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GRANTS OF PLAN-BASED AWARDS IN 2020
The following table provides certain summary information concerning each grant of an award made to an NEO in 2020, under a compensation plan.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock Awards ($)
Name	Grant Date	Incentive Award Type (1)	Threshold ($)(2)	Target ($)(2)	Maximum ($)(2)	Threshold (#)	Target (#)	Maximum (#)
Terrence O. Moorehead	—	ACI	150,638	669,500	1,171,625	—	—	—	—	—
Terrence O. Moorehead	4/1/2020	PRSU (3)	—	—	—	18,368	111,832	—	—	506,408
Terrence O. Moorehead	4/1/2020	PRSU (4)	—	—	—	9,908	59,451	—	—	291,702
Terrence O. Moorehead	4/1/2020	RSU (5)	—	—	—	—	—	—	64,128	502,122
Joseph W. Baty	—	ACI	51,651	229,560	401,730	—	—	—	—	—
Joseph W. Baty	3/30/2020	PRSU (3)	—	—	—	8,519	51,114	—	—	231,455
Joseph W. Baty	3/30/2020	RSU (5)	—	—	—	—	—	—	29,310	229,497
Bryant J. Yates	—	ACI	34,415	146,536	267,671	—	—	—	—	—
Bryant J. Yates	3/30/2020	PRSU (3)	—	—	—	5,162	30,969	—	—	140,233
Bryant J. Yates	3/30/2020	RSU (5)	—	—	—	—	—	—	17,759	139,054

1)	Award types are as follows: ACI: Annual Cash Incentive Award PRSU: Performance-Based RSUs RSU: Time-Based RSUs
2)
The amounts reported in these columns reflect potential payouts for 2020 under the Company’s cash incentive plan if the respective levels of performance were achieved for the year. The amounts reported in the Threshold column reflect the potential payout if any company performance metric was at the minimum level required to receive a bonus. The amounts reported in the Target column reflect the potential payout if all performance metrics were at goal performance levels. The amounts reported in the Maximum column reflect the maximum cash incentive award payable under the annual cash incentive program, which is 175% of his or her Target for any NEO.

3)
The PRSU grant vests 50% upon achievement and 50% one year after achievement of pre-determined share price targets for the Company’s stock over a rolling 30-day period commencing after April 1, 2020 for Mr. Moorehead and March 30, 2020 for Mr. Baty & Mr. Yates, provided the executive remains in employment with the Company through the end of the last day in which the target is achieved. The share price targets must be achieved on or before the three-year anniversary of the grant. These RSUs are also subject to accelerated vesting upon a change in control of the Company. See section entitled “Employment Agreements and Potential Payments upon Termination or Change in Control.”

4)
The PRSU grant vests upon achievement of pre-determined share price targets for the Company’s stock over a rolling 45-day period commencing after April 1, 2020, provided the executive remains in employment with the Company through the end of the last day in which the target is achieved. The share price targets must be achieved on or before March 29, 2022. These RSUs are also subject to accelerated vesting upon a change in control of the Company. See section entitled “Employment Agreements and Potential Payments upon Termination or Change in Control.”

5)
The RSU grant vests in three equal annual installments over each year of service measured from April 1, 2020 for Mr. Moorehead, and March 30, 2020 for Mr. Baty and Mr. Yates, subject to the executives’ continued employment with the Company. Amounts reflect the aggregate grant date fair value of the RSU grant made in each applicable year, in each instance calculated in accordance with FASB ASC Topic 718. These RSUs are also subject to accelerated vesting upon a change in control of the Company. See section entitled “Employment Agreements and Potential Payments upon Termination or Change in Control.”

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OUTSTANDING EQUITY AWARDS AT YEAR-END
The following table provides certain summary information concerning outstanding equity awards held by the NEOs as of December 31, 2020.

Name	Number of Securities Underlying Unearned RSUs (#)	Market Value of Unearned Shares, Units or Other Rights Not Vested ($)(1)	Number of Securities Underlying Options Exercisable (#)	Number of Securities Underlying Options Unexercisable (#)	Number of Securities Underlying Unearned Options(#)	Option Exercise Price ($)	Option Expiration Date
Terrence O. Moorehead	36,832	550,638	—	—	—	—	—	(2)
	136,741	2,044,278	—	—	—	—	—	(3)
	36,470	545,227	—	—	—	—	—	(4)
	95,130	1,422,194	—	—	—	—	—	(5)
	64,128	958,714	—	—	—	—	—	(6)
	93,194	1,393,250	—	—	—	—	—	(7)
Total	462,495	6,914,300	—	—	—	—	—

Joseph W. Baty	3,334	49,843	—	—	—	—	—	(8)
	5,000	74,750	—	—	—	—	—	(9)
	2,500	37,375	—	—	—	—	—	(10)
	30,000	448,500	—	—	—	—	—	(11)
	8,890	132,906	—	—	—	—	—	(12)
	11,111	166,109	—	—	—	—	—	(13)
	29,310	438,185	—	—	—	—	—	(14)
	42,596	636,810	—	—	—	—	—	(15)
Total	132,741	1,984,478	—	—	—	—	—

Bryant J. Yates	—		13,225	—	—	11.52	3/1/2022	(16)
	—		13,500	—	—	11.98	3/5/2023	(17)
	—		15,000	—	—	13.88	2/11/2024	(18)
	10,000	149,500	—	—	—	—	—	(19)
	1,667	24,922	—	—	—	—	—	(8)
	2,500	37,375	—	—	—	—	—	(9)
	1,250	18,688	—	—	—	—	—	(10)
	28,334	423,593	—	—	—	—	—	(11)
	5,667	84,722	—	—	—	—	—	(12)
	7,084	105,906	—	—	—	—	—	(13)
	17,759	265,497	—	—	—	—	—	(14)
	25,808	385,830	—	—	—	—	—	(15)
Total	100,069	1,496,032	41,725	—	—	—	—

1)	The market value of the restricted stock units reported in this column is based on the closing market price of our stock on December 31, 2020, which was $14.95.
2)	RSUs vest in three equal annual installments over each year of service measured from September 25, 2018, subject to the executive’s continued employment with the Company. These RSUs are also subject to accelerated vesting in full upon termination by reason of death or disability or certain terminations following a change in control of the Company.

3)	RSUs vest 50% upon achievement, and the remaining 50% within one year of achievement, based upon the achievement of Company stock price targets of $14.48, $17.20, $19.91, $22.63 and $25.34 price per share over a rolling 45-day period and must be achieved on or before September 25, 2021. These RSUs are also subject to accelerated vesting in full upon termination by reason of death or disability or certain terminations following a change in control of the Company.

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4)	RSUs vest in three equal annual installments over each year of service measured from March 29, 2019, subject to the executive’s continued employment with the Company. These RSUs are also subject to accelerated vesting in full upon termination by reason of death or disability or certain terminations following a change in control of the Company.

5)	RSUs vest based upon the achievement of Company stock price targets of $14.48, $17.20, $19.91, $22.63 and $25.34 price per share over a rolling 45-day period and must be achieved on or before March 29, 2022. These RSUs are also subject to accelerated vesting in full upon termination by reason of death or disability or certain terminations following a change in control of the Company.

6)	RSUs vest in three equal annual installments over each year of service measured from April 1, 2020, subject to the executive’s continued employment with the Company. These RSUs are also subject to accelerated vesting in full upon termination by reason of death or disability or certain terminations following a change in control of the Company.

7)	RSUs vest 50% upon achievement, and the remaining 50% within one year of achievement, based upon the achievement of Company stock price targets $14.50, $16.78, $19.07 and $21.36 price per share over a rolling 30-day period and must be achieved on or before April 1, 2023. These RSUs are also subject to accelerated vesting in full upon termination by reason of death or disability or certain terminations following a change in control of the Company.

8)	RSUs vest in three equal annual installments over each year of service measured from February 12, 2018, subject to the executive’s continued employment with the Company. These RSUs are also subject to accelerated vesting in full upon termination by reason of death or disability or certain terminations following a change in control of the Company.

9)	RSUs vest based upon the achievement of between $400.0 million and $450.0 million of net sales revenue over a rolling 4 quarter period and must be achieved on or before September 1, 2021. These RSUs are also subject to accelerated vesting in full upon termination by reason of death or disability or certain terminations following a change in control of the Company.

10)	RSUs vest based upon the achievement of between $32.0 million and $40.0 million Adjusted EBITDA over a rolling 4 quarter period and must be achieved on or before September 1, 2021. These RSUs are also subject to accelerated vesting in full upon termination by reason of death or disability or certain terminations following a change in control of the Company.

11)	RSUs vest based upon the achievement of Company stock price targets of $14.48, $17.20, $19.91, $22.63 and $25.34 price per share over a rolling 45-day period and must be achieved on or before December 5, 2021. These RSUs are also subject to accelerated vesting in full upon termination by reason of death or disability or certain terminations following a change in control of the Company.

12)	RSUs vest in three equal annual installments over each year of service measured from January 2, 2019, subject to the executive’s continued employment with the Company. These RSUs are also subject to accelerated vesting in full upon termination by reason of death or disability or certain terminations following a change in control of the Company.

13)	RSUs vest based upon the achievement of Company stock price targets of $14.48, $17.20, $19.91, $22.63 and $25.34 price per share over a rolling 45-day period and must be achieved on or before January 2, 2022. These RSUs are also subject to accelerated vesting in full upon termination by reason of death or disability or certain terminations following a change in control of the Company.

14)	RSUs vest in three equal annual installments over each year of service measured from March 30, 2020, subject to the executive’s continued employment with the Company. These RSUs are also subject to accelerated vesting in full upon termination by reason of death or disability or certain terminations following a change in control of the Company.

15)	RSUs vest 50% upon achievement, and the remaining 50% within one year of achievement, based upon the achievement of Company stock price targets $14.50, $16.78, $19.07 and $21.36 price per share over a rolling 30-day period and must be achieved on or before March 30, 2023. These RSUs are also subject to accelerated vesting in full upon termination by reason of death or disability or certain terminations following a change in control of the Company.

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16)	Option vests in four equal annual installments over each year of service measured from March 1, 2012, subject to the executive’s continued employment with the Company. These options are also subject to accelerated vesting in full upon termination by reason of death or disability, certain terminations following a change in control of the Company, or upon an involuntary termination without cause of the executive by the Company.

17)	Option vests in four equal annual installments over each year of service measured from March 5, 2013, subject to the executive’s continued employment with the Company. These options are also subject to accelerated vesting in full upon termination by reason of death or disability or certain terminations following a change in control of the Company.

18)	Option vests in four equal annual installments over each year of service measured from February 11, 2014, subject to the executive’s continued employment with the Company. These options are also subject to accelerated vesting in full upon termination by reason of death or disability or certain terminations following a change in control of the Company.

19)	RSUs vest based upon the achievement of between $1.50, $2.50 and $3.50 earnings per shares over a rolling 4 quarter period and must be achieved on or before March 15, 2021 . These RSUs are also subject to accelerated vesting in full upon termination by reason of death or disability or certain terminations following a change in control of the Company.

OPTION EXERCISES AND STOCK VESTED
The following table sets forth information for the NEOs regarding the exercise of stock options and vesting of RSUs during the year ended December 31, 2020:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Terrence O. Moorehead	—	—	105,162	1,213,783
Joseph W. Baty	—	—	32,851	345,793
Bryant J. Yates	1,775	3,574	18,993	207,447

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The benefits and payments that our NEOs could receive under certain hypothetical termination scenarios are described in the narrative below and quantified in the table that follows.
VOLUNTARY TERMINATION AND TERMINATION FOR CAUSE
If any of our NEOs voluntarily resigns without good reason or if an NEO's employment is terminated by the Company for cause, then no additional payments or benefits will accrue or be paid to the NEO under his or her employment agreement, other than what has been accrued and vested in the benefit plans discussed above in this proxy statement. A voluntary termination or involuntary termination for cause will not trigger an acceleration of the vesting of any stock options or other long-term incentive awards, and any such awards that had not already vested would be forfeited.

TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON
Under our employment agreements with our NEOs, in the event that his or her employment is terminated by the Company without “Cause” or if the NEO resigns for “Good Reason,” as those terms are defined in the employment agreements, the NEO would be entitled to the following benefits and payments:
•Payment of all accrued and unpaid base salary through the date of such termination;

•Monthly severance payments equal to one-twelfth of the NEO’s base salary as of the date of termination for a period equal to 12 months, except in the case of our Chief Executive Officer who would receive such severance payments for a period of 18 months;

•Reimbursement for the cost the NEO incurs for continuation of his or her health insurance coverage under COBRA, and for his family members if he or she provided for their coverage during his or her employment, for a period of 12 months, except in the case of our Chief Executive Officer who would receive such reimbursement for a period of 18 months; and

•Payment of a pro-rata bonus, based on the percentage of the year in which the NEO remained employed, for the year in which such termination occurs, which bonus shall be paid at the same time as similar bonuses are paid to the Company’s executive employees for such year.

Except for Mr. Moorehead, a termination without cause will not trigger an acceleration of the vesting of any stock options or other long-term incentive awards, and any such awards that had not already vested would be forfeited. In the case of Mr. Moorehead, any unvested awards continue to vest for a period of 18 months after any termination without cause.

TERMINATION DUE TO DEATH OR INCAPACITY
If an NEO’s employment terminates due to death or incapacity, the employment agreements provide that such NEO would receive the same benefits and payments as if the employment had terminated without cause.
A termination due to death or incapacity triggers an acceleration of the vesting of any stock options or other long-term incentive awards.

POTENTIAL PAYMENTS UPON TERMINATION FOLLOWING A CHANGE IN CONTROL
The Company’s employment agreements with its NEOs provide that if an NEO's employment is terminated in connection with a change in control event the Company will pay a lump sum equal to one and one-half times the sum of the NEO's (i) annual target bonus and (ii) annual base salary at the time of termination. For all NEOs, if an NEO's employment is terminated in connection with a change in control event the Company will reimburse the cost the NEO incurs for continuation of his or her health insurance coverage under COBRA, and for his family members if he or she provided for their coverage during his or her employment, for a period of 18 months.

Except as noted in the following sentence, the equity awards held by the NEOs at the time of a qualifying change in control event will vest in full. Mr. Moorehead's new hire grant of PRSUs only vest upon a qualifying change in control event to the extent that the per share consideration paid for the common shares of the Company exceeds the share price milestone set forth in the equity award agreement.

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The following table shows potential payments to the NEOs, upon death or incapacity, termination of employment without cause and termination of employment following a change in control of the Company. The amounts shown assume that the termination was effective December 31, 2020, and are estimates of the amounts that would be paid to the executive officers upon termination. The actual amounts to be paid can only be determined at the actual time of an officer's termination. No tax gross-ups are paid to the executive officers upon termination of employment.

Name	Termination upon death or incapacity ($)	Termination without Cause ($)	Termination Following Change in Control
Terrence O. Moorehead
Base Salary Continuation	1,004,250	1,004,250	1,004,250
Continuation of Medical Insurance	21,600	21,600	21,600
Value of Accelerated Vesting (1)	6,914,300	1,735,007	6,914,300
Other Benefits (2)	669,500	669,500	1,004,250
Total	8,609,650	3,430,357	8,944,400
Joseph W. Baty
Base Salary Continuation	382,600	382,600	573,900
Continuation of Medical Insurance	14,400	14,400	21,600
Value of Accelerated Vesting (1)	1,984,478	—	1,984,478
Other Benefits (2)	229,560	229,560	344,340
Total	2,611,038	626,560	2,924,318
Bryant J. Yates
Base Salary Continuation	278,100	278,100	417,150
Continuation of Medical Insurance	14,400	14,400	21,600
Value of Accelerated Vesting (1)	1,496,032	—	1,496,032
Other Benefits (2)	152,995	152,955	229,433
Total	1,941,527	445,455	2,164,215

1)
Represents the intrinsic value of accelerated vesting of all outstanding awards based on $14.95 closing price per share of Common Stock on December 31, 2020. Per Mr. Moorehead's employment agreement, if termination occurred without cause, all awards that would vest within 18 months of termination would continue to vest.

2)
All NEOs would be entitled to a pro-rata bonus based on the number of full or partial calendar months they remained employed during the year in which such termination occurs. Assuming the termination of an NEO's employment was effective on December 31, 2020, each NEO would be entitled to a bonus based on a full year of employment. The number set forth herein assumes bonus is paid at target.

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EQUITY COMPENSATION PLANS
The following table contains information regarding the Company’s equity compensation plans as of December 31, 2020:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	1,405,707 (2)	12.10 (3)	682,972 (4)

1)
Consists of two plans:  The Nature’s Sunshine Products, Inc. 2012 Stock Incentive Plan (the “2012 Incentive Plan”), and the Nature’s Sunshine Products, Inc. 2009 Stock Incentive Plan (the “2009 Incentive Plan”). The 2012 Incentive Plan was approved by our shareholders on August 1, 2012. An amendment to the 2012 Incentive Plan was approved by our shareholders on January 14, 2015, to increase the number of shares available for issuance under the 2012 Incentive Plan by 1,500,000. The 2009 Incentive Plan was approved by our shareholders on November 6, 2009. The terms of these plans are summarized in Note 12 of the Notes to Consolidated Financial Statements set forth in the 2020 Annual Report on Form 10-K filed with the SEC on March 10, 2020.

2)	Consists of 226,357 stock options and 1,179,350 restricted stock units.
3)	Excludes the impact of restricted stock units, which are exercised for no consideration.
4)	Represents the number of shares available for future issuance under the 2012 Incentive Plan and the 2009 Incentive Plan.

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Proposal Three: Approval of Amended and Restated 2012 Stock Incentive Plan
AMEND AND RESTATE THE 2012 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE, EXTEND THE TERM, AND MAKE OTHER ADMINISTRATIVE CHANGES

Our Board of Directors is requesting that shareholders approve an Amended and Restated 2012 Stock Incentive Plan. The proposed amended and restated plan would extend the term of the plan for five years, to 2027, increase the number of shares of Common Stock reserved for issuance by 2,000,000 shares, and update certain other provisions. As of December 31, 2020, 682,972 shares remained available for issuance of new grants under the 2012 Stock Incentive Plan. The 2012 Stock Incentive Plan is the only plan from which the Company can issue new grants, and no new issuances may be made from the 2009 Stock Incentive Plan. Shares subject to outstanding awards under the 2009 and 2012 Stock Incentive Plan that expire or otherwise terminate prior to the issuance of the shares subject to those awards will be available for subsequent issuance under the 2012 Stock Incentive Plan, subject to certain limitations. However, from and after the effective date of the Plan, to the extent that any shares of Common Stock subject to awards under the 2009 Stock Incentive Plan are not purchased or are forfeited or reacquired by the Company or are otherwise not delivered due to termination or cancellation of the award, such shares of Common Stock are added to the share reserve available for award and issuance under the Amended and Restated 2012 Stock Incentive Plan, up to a maximum of 400,000 share.

Our incentive compensation programs play a pivotal role in our efforts to attract and retain key personnel essential to our long-term growth and financial success. For that reason, we are proposing the Amended and Restated 2012 Stock Incentive Plan to extend the term and increase the number of authorized shares to permit additional grants. We have structured the Amended and Restated 2012 Stock Incentive Plan to provide us with flexibility in designing equity incentive programs in an environment where a number of companies have moved from traditional option grants to other stock or stock-based awards such as restricted stock, restricted stock units and performance awards. Accordingly, with the proposed Amended and Restated 2012 Stock Incentive Plan, we will have a broad array of equity incentives to utilize for purposes of attracting and retaining the services of key individuals.

If our shareholders do not approve the Amended and Restated 2012 Stock Incentive Plan, then the terms, conditions and current share reserve of the current 2012 Stock Incentive Plan will continue in effect, but we will not have a sufficient number of shares available for future grants.

DESCRIPTION OF PROPOSED AMENDMENTS
If approved, the Amended and Restated 2012 Stock Incentive Plan will be amended primarily as described below and also to include other administrative, clarifying and conforming changes:

•Share Reserve. As of December 31, 2020, 682,972 shares remained available for issuance of new grants. The proposed share authorization reflects an incremental increase of 2,000,000 shares (resulting in a total available reserve of 5,000,000 shares for new awards as of the effective date of the Plan), will help us to have a sufficient number of shares under the Plan that may be issued as new grants in order to allow us to provide equity incentives to our executive officers and employees at a competitive level.

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•Term Extension. The termination date will be extended to the fifth anniversary from the adoption of the Amended and Restated Plan by the Board of Directors, or March 3, 2026.

•Removal/Revision of Provisions Based on Section 162(m) of the Code. Because the U.S. Tax Cuts and Jobs Act repealed the exception to the Section 162(m) deduction limit for performance-based compensation, the Plan will remove language that was intended to enable awards to qualify for that exception.

•New Individual Annual Award Limits. No participant who is an employee, officer, consultant, independent contractor or advisor may be granted any award or awards for more than 400,000 shares in the aggregate in any calendar year.

The Amended and Restated Plan now also provides that, for a non-employee director participant, the sum of the grant date fair value of equity-based awards (such value computed as of the date of grant in accordance with applicable financial accounting rules) and the amount of any cash-based compensation granted during any calendar year shall not exceed $500,000, with limited exception for the non-executive chair.

•No Liberal Share “Recycling.” Any shares surrendered to pay the exercise price of an option or shares withheld by the Company or tendered to satisfy tax withholding obligations with respect to any award will not be added back (“recycled”) to the Amended and Restated Plan.

•No Dividend Equivalents Paid on Unvested Awards. Under the Amended and Restated Plan, dividend and dividend equivalent amounts with respect to any share underlying an award may be accrued but shall not be paid until all conditions or restrictions relating to such share have been satisfied, waived or lapsed. In addition, the Amended and Restated Plan prohibits the granting of dividend equivalents on stock options and stock appreciation rights.

•New Clawback or Recoupment Provision. The Amended and Restated Plan provides that all awards under it are subject to any Company clawback policy, as well as any applicable law, rule or regulation or applicable stock exchange rule.

•Clarification of Change in Control Treatment of Awards. The Amended and Restated 2012 Stock Incentive Plan clarifies that while an award agreement may set forth the terms of treatment due to a Change in Control event, no award agreement may accelerate the exercisability, or lapse the restrictions of an award in connection with a Change in Control unless such occurs upon the consummation of the Change in Control event.

•Other Administrative Changes. Due to the age of the original Plan, the Amended and Restated 2012 Stock Incentive Plan contains other administrative changes meant to bring the Plan up to date with current norms, regulations, and best practices.

SUMMARY DESCRIPTION OF AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN
The following is a summary of the principal features of the Amended and Restated 2012 Stock Incentive Plan. All references to the 2012 Stock Incentive Plan, the Plan, or Amended and Restated Plan in this Section refer to the proposed Amended and Restated 2012 Stock Incentive Plan. This description is intended to be a summary of the material provisions of the 2012 Stock Incentive Plan. It does not purport to be a complete description of all the provisions of the 2012 Stock Incentive Plan and is qualified in its entirety by reference to the complete text of the Amended and Restated 2012 Stock Incentive Plan, which is contained in Appendix A in this Proxy Statement.

ADMINISTRATION
The Compensation Committee of our Board of Directors administers the 2012 Stock Incentive Plan. The term “plan administrator,” as used in this summary, means the Compensation Committee. The plan administrator has discretion to determine which eligible individuals are to receive awards, the types of awards to be granted to each participant, the number of shares to be covered by (or the method by which payments or other rights to be calculated in connection with) each award, and the terms and conditions of any award, including the vesting provisions of an award. The plan administrator may grant awards under the 2012 Stock Incentive Plan for no cash consideration or for any cash or other consideration as may be determined by the plan administrator or required by applicable law. Awards may be granted either alone or in addition to, in tandem with or in substitution for any other award granted under the 2012 Stock Incentive Plan or any other of our plans or the plans of an affiliate in the plan administrator’s discretion. Awards granted under the 2012 Stock Incentive Plan may be settled in such form or forms as the plan administrator determines appropriate, including cash, shares of our common stock, promissory notes, other securities or awards under the 2012 Stock Incentive Plan, other property, or a combination of the foregoing methods, and may be made in a single payment or transfer, in installments or on a deferred basis as determined by the plan administrator.

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ELIGIBILITY
Employees, officers, consultants, independent contractors, advisors and non-employee members of our Board of Directors in our employ or service or in the employ or service of our affiliates (whether now existing or hereafter established) are eligible to participate in the 2012 Stock Incentive Plan. As of December 31, 2020, approximately 800 persons (including 7 executive officers, 800 employees, 7 non-employee members of the Board, and 0 consultants/advisors) were eligible to participate in the 2012 Stock Incentive Plan.

SECURITIES SUBJECT TO THE 2012 STOCK INCENTIVE PLAN
Pursuant to the proposed Amended and Restated Plan, 2,000,000 additional shares of our common stock will be reserved for issuance over the proposed extended term of the Plan, for a total of 5,000,000 shares of Common Stock. Shares of Common Stock subject to any award under the 2009 Stock Incentive Plan that, since the effective date of the 2012 Stock Incentive Plan, are not purchased or are forfeited or reacquired by the Company or are otherwise not delivered due to termination or cancellation of such award, have been and will be added to the total number of shares of Common Stock available under the Amended and Restated 2012 Stock Incentive Plan, up to a maximum of 400,000 shares.

As of December 31, 2020, 226,357 shares were subject to outstanding options under the 2009 and 2012 Stock Incentive Plans, 1,179,350 shares were subject to unvested restricted stock units under the 2009 and 2012 Stock Incentive Plans and 682,972 shares remained available for future awards under the 2012 Stock Incentive Plan (the 2009 Stock Incentive Plan is not available for future awards). See the below “Annual Equity Usage” table for more detail.

We manage our long-term shareholder dilution, in part, by controlling the number of equity incentive awards granted annually. The Compensation Committee carefully monitors our annual net burn rate, total dilution, and equity expense in order to maximize shareholder value by granting what it believes are an appropriate number of equity incentive awards to attract, reward, and retain employees. Burn rate is a measure of the speed at which companies use shares available for grant under their equity compensation plans and is an important factor for investors concerned about shareholder dilution. The burn rate is defined as, in a given fiscal year, the number of equity shares granted subject to time-based awards plus performance-based equity awards that were earned and vested, divided by the weighted average number of shares outstanding. In recommending to our shareholders the increase in the number of shares to be authorized under the 2012 Stock Incentive Plan, the Compensation Committee considered our burn rate for the past three fiscal years as shown below:

ANNUAL EQUITY USAGE
	2018	2019	2020	3-Year Average
Options and Performance Options	50,000	25,000	—	25,000
RSUs and Performance RSUs	691,121	332,521	691,410	571,684
Gross Grants	741,121	357,521	691,410	596,684
Weighted-Average Shares Outstanding	19,122,932	19,313,555	19,537,365	19,324,617
Gross Usage (% of Outstanding) (1)	3.9%	1.9%	3.5%	3.1%

1)	Calculated as gross grants divided by weighted-average shares outstanding, both as listed in the table.
The following table provides aggregated information regarding the overhang and dilution associated with the 2012 Incentive Plan and the potential stockholder dilution that would result if our proposed share increase is approved.

FULLY-DILUTED OVERHANG CALCULATION
	As of 12/31/2020	As of 12/31/2020, Giving Effect to Additional Share Reserve
Shares Outstanding	19,696,795	19,696,795
Potential Dilution:
Shares Issuable under Outstanding Equity Awards (1)	1,405,707	1,405,707
Shares Available for Future Awards under 2012 Stock Incentive Plan	682,972	682,972
Shares Available for Future Awards under 2009 Stock Incentive Plan	—	—
Additional Share Reserve under Proposed Amendments	—	2,000,000
Fully-Diluted Shares Outstanding	21,785,474	23,785,474
Fully-Diluted Overhang (2)	9.6%	17.2%

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1)	Consists of 226,357 options and 1,179,350 restricted stock units. See “Equity Compensation Plans” for detail about these outstanding awards.
2)	Calculated as potential dilution shares divided by fully-diluted shares outstanding, both as listed in the table.
Awards made under the Amended and Restated 2012 Stock Incentive Plan are subject to the following award and per-participant limitations:

•The number of shares available for granting restricted stock and restricted stock units shall not exceed 5,000,000 shares.

•No employee, officer, consultant, independent contractor or advisor who is a participant in the Amended and Restated 2012 Stock Incentive Plan may be granted any Award or Awards for more than 400,000 Shares (subject to adjustment as provided for in the Plan), in the aggregate in any calendar year.

•With respect to a non-employee director who is a participant in the 2012 Stock Incentive Plan, the sum of the grant date fair value of equity-based awards (such value computed as of the date of grant in accordance with applicable financial accounting rules) and the amount of any cash-based compensation granted to a non-employee director during any calendar year shall not exceed $500,000. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

The shares of Common Stock issuable under the 2012 Stock Incentive Plan may be drawn from shares of authorized but unissued Common Stock, treasury shares or from shares of Common Stock that we acquire, including shares purchased on the open market.

Shares subject to outstanding awards under the 2009 and 2012 Stock Incentive Plans that expire or otherwise terminate prior to the issuance of the shares subject to those awards will be available for subsequent issuance under the Amended and Restated 2012 Stock Incentive Plan, subject to certain limitations. Except as provided below, if any shares covered by an Award or to which an award relates are not purchased or are forfeited or are reacquired by the Company, or if an award otherwise terminates or is cancelled without delivery of any shares, then the number of shares counted against the aggregate number of shares available under the Plan with respect to such award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting awards under the Plan. Notwithstanding the foregoing, the following shares will not again become available for issuance under the Plan: (A) any shares which would have been issued upon any exercise of an option but for the fact that the exercise price was paid by a “net exercise” or any shares tendered in payment of the exercise price of an option; (B) any shares withheld by the Company or shares tendered to satisfy any tax withholding obligation with respect to an Award ; (C) shares covered by a stock-settled stock appreciation right issued under the Plan that are not issued in connection with settlement in shares upon exercise; or (D) shares that are repurchased by the Company using option exercise proceeds.

VALUATION
The fair market value per share of our Common Stock on any relevant date under the 2012 Stock Incentive Plan will be the closing sale price of our Common Stock on the consolidated transaction reporting system on such date or, if such exchange is not open for trading on such date, on the most recent preceding date that such exchange is open for trading. On December 31, 2020, the fair market value determined on such basis was $14.95.

AWARDS
The 2012 Stock Incentive Plan provides for the following types of awards: incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, performance awards, stock awards and other stock-based awards.

STOCK OPTIONS
Eligible persons may be granted stock options to purchase shares of Common Stock. Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than 100 percent of the fair market value of the option shares on the grant date, provided that the plan administrator may designate an exercise price below fair market value on the grant date if the option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with us or an affiliate. No granted option will have a term in excess of ten years. Payment of the exercise price of a stock option may be made in cash, shares of Common Stock, delivery of a promissory note (if allowed for participants other than officers) or a combination of the foregoing methods in the plan administrator’s discretion. Alternatively, the plan administrator may permit a participant to exercise a stock option pursuant to a broker-assisted cashless exercise procedure or, with respect to the exercise of a non-statutory option, pursuant to a net exercise procedure.

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STOCK APPRECIATION RIGHTS
A stock appreciation right granted under the 2012 Stock Incentive Plan allows the holder to exercise that right as to a specific number of shares of Common Stock and receive upon such exercise the excess of (i) the fair market value of the shares of Common Stock as to which that right is exercised over (ii) the aggregate grant price in effect for those shares. The grant price per share will not be less than 100 percent of the fair market value of the underlying shares on the grant date, provided that the plan administrator may designate a grant price below fair market value on the grant date if the stock appreciation right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with us or an affiliate. No granted stock appreciation right will have a term in excess of ten years. The plan administrator will determine the remaining terms and conditions of a stock appreciation right granted under the 2012 Stock Incentive Plan in its discretion, including the methods of exercise, dates of exercise and methods of settlement.

REPRICING PROHIBITION
The Amended and Restated Plan prohibits the repricing of stock options and stock appreciation rights (including a prohibition on the repurchase of “underwater” stock options or stock appreciation rights for cash or other securities), except for adjustments for stock splits, stock dividends and similar transactions, as described in further detail below).

RESTRICTED STOCK
Shares of restricted stock may be awarded under the 2012 Stock Incentive Plan. The plan administrator will determine at the time of grant the restrictions to which shares of restricted stock will be subject, including the vesting conditions (which may be service-based, performance-based or any combination thereof), any limitation on the right to vote the shares of restricted stock or the right to receive dividends or other property with respect to the shares of restricted stock. Dividend equivalent amounts, however, may be accrued but will not be paid until all conditions or restrictions relating to such shares have been satisfied, waived or lapsed. Shares of restricted stock will be issued when the awards are granted and will be evidenced in the manner determined by the plan administrator, including by book entry registration or issuance of a stock certificate.

RESTRICTED STOCK UNITS
Restricted stock units granted under the 2012 Stock Incentive Plan entitle the holder to receive shares of Common Stock underlying those units upon the lapse or waiver of restrictions specified by the plan administrator at the time the restricted stock units are granted. The plan administrator will determine at the time of grant the restrictions to which restricted stock units will be subject, including the vesting conditions (which may be service-based, performance-based or any combination thereof). Dividend equivalent amounts, however, may be accrued but will not be paid until all conditions or restrictions relating to such shares have been satisfied, waived or lapsed.

PERFORMANCE AWARDS
Performance awards granted under the 2012 Stock Incentive Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective Performance Goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. Such goals may be established by the Committee which shall be satisfied or met during the applicable performance period as a condition to a participant’s receipt of all or a part of a Performance Award under the Plan, including but not limited to, one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis: sales, revenue, costs, expenses, earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share, earnings per share from continuing operations, operating income, pre-tax income, operating income margin, net income, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on actual or proforma assets, net assets, equity, investment, capital and net capital employed), stockholder return (including total stockholder return relative to an index or peer group), stock price, economic value added, cash generation, cash flow, unit volume, working capital, market share, cost reductions, number of customers, workforce satisfaction and diversity goals, environmental health and safety goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation and key metrics, or such other goals as determined by the Committee, in its sole discretion. Each such performance goal may be based (i) solely by reference to absolute results of individual performance or organizational performance at various levels (e.g., the Company's performance or the performance of a subsidiary, division, business segment or business unit of the Company) or (ii) upon organizational performance relative to the comparable performance of other companies selected by the Committee. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including but not limited to (X) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (Y) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (Z) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles (or other accounting principles which may then be in effect).

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DIVIDENDS AND DIVIDEND EQUIVALENTS
Dividend equivalents may be issued under the 2012 Stock Incentive Plan and entitle the holder to receive payments (in cash, shares of our common stock, other securities, other awards granted under the Amended and Restated 2012 Stock Incentive Plan or other property as determined in the discretion of the plan administrator) equivalent to the amount of cash dividends paid to the holders of our Common Stock with respect to a specified number of shares determined by the plan administrator. Notwithstanding the foregoing, (i) the plan administrator may not grant dividend equivalents in connection with grants of options, stock appreciation rights or other awards the value of which is based solely on an increase in the value of the shares after the grant of such award, and (ii) dividend and dividend equivalent amounts with respect to any share underlying any other award may be accrued but not paid until all conditions or restrictions relating to such share have been satisfied, waived or lapsed.

STOCK AWARDS
Shares of our Common Stock containing no restrictions may be granted under the 2012 Stock Incentive Plan as determined by the plan administrator to be consistent with the purpose of the 2012 Stock Incentive Plan. Subject to the terms of the 2012 Stock Incentive Plan and the applicable award agreement governing the stock award, such stock awards may have the terms and conditions determined by the plan administrator in its discretion.

OTHER STOCK-BASED AWARDS
The plan administrator is hereby authorized to grant to other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares (including, without limitation, securities convertible into shares), as are deemed by the plan administrator to be consistent with the purpose of the Plan. The plan administrator shall determine the terms and conditions of such awards, subject to the terms of the Plan and any applicable award agreement. No award issued under this section shall contain a purchase right or an option like exercise feature.

GENERAL PROVISIONS
TRANSFERABILITY
Generally, awards granted under the 2012 Stock Incentive Plan (other than stock awards containing no restrictions) may not be transferred, pledged, alienated, attached or otherwise encumbered in any manner other than by will or the laws of descent or distribution. However, the plan administrator may allow a participant to designate a beneficiary to receive the vested portion of an award in the event of the participant’s death, and the plan administrator has the authority to allow the transfer of an award to a family member of the grantee in accordance with federal securities registration requirements, provided that such transfer may not be for value.

CHANGE IN CONTROL
The plan administrator will have the discretion, at the time an award is granted, to determine the treatment of awards granted under the Amended and Restated 2012 Stock Incentive Plan in the event we should experience a change in control. Such treatment must be set out in the applicable award agreement. However, no award agreement may accelerate the exercisability of any award or the lapse of restrictions relating to any award in connection with a change in control or similar change-in-control event, unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change in control or change-in-control event.

CHANGES IN CAPITALIZATION
In the event of any dividend or other distribution (whether in the form of cash, shares of our common stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of our Common Stock or other securities, issuance of warrants or other rights to purchase shares of our Common Stock or other securities or other similar corporate transaction or event affecting the shares of our common stock such that an adjustment is necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2012 Stock Incentive Plan, then the plan administrator will make equitable adjustments to (i) the number and type of shares of Common Stock that may thereafter be made the subject of awards under the Amended and Restated 2012 Stock Incentive Plan’s share reserve (including the number and type of shares of Common Stock available for granting restricted stock and restricted stock units), (ii) the maximum number of shares of Common Stock (or other securities or other property) subject to awards under the 2009 and 2012 Stock Incentive Plans that are not purchased or are forfeited or reacquired by the Company or are otherwise not delivered due to termination or cancellation of the award that may be added to the share reserve under the 2012 Stock Incentive Plan, (iii) the number and type of shares of Common Stock subject to outstanding awards under the 2012 Stock Incentive Plan, (iv) the purchase price or exercise price with respect to any award under the Plan, and (v) the individual annual share limitations applicable to participants under the Plan. Such adjustments will be made in such manner as the plan administrator deems appropriate in order to preclude any dilution or enlargement of benefits under the 2012 Stock Incentive Plan or the outstanding awards thereunder and will be final, binding and conclusive.

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SHAREHOLDER RIGHTS
Except with respect to shares of restricted stock and stock awards granted under the 2012 Stock Incentive Plan, a participant will not have any of the rights and privileges of a shareholder with respect to the shares of Common Stock underlying any award until the shares subject to that award have been issued.

SPECIAL TAX ELECTION
The plan administrator may provide one or more holders of awards under the 2012 Stock Incentive Plan with the right to have us withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which they become subject in connection with the issuance, exercise or settlement of those awards. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of our Common Stock in payment of such withholding tax liability.

AMENDMENT AND TERMINATION
The original 2012 Stock Incentive Plan has a term of ten years expiring March 2022, unless terminated earlier by our Board of Directors. The Proposed Amended and Restated 2012 Stock Incentive Plan extends that term for five additional years from the approval of the Amended and Restated 2012 Stock Incentive Plan to March 3, 2026. Our Board of Directors may amend, alter, suspend, discontinue or terminate the 2012 Stock Incentive Plan at any time; provided, however, that shareholder approval will be required for any amendment which: (i) requires stockholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Stock Exchange or any other securities exchange that are applicable to the Company; (ii) increases the number of shares authorized under the Plan; (iii) increases the share or dollar value limitations on awards; (iv) permits repricing of Options or Stock Appreciation Rights, which is currently prohibited as described in the “Repricing Prohibition” section above; (v) increases the maximum term permitted for Options and Stock Appreciation Rights; or (vi) permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

Grant of Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income to the recipient.

Exercise of Options and SARs. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option (an “ISO”) generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and generally are deductible by us.

Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an ISO or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an ISO, if the disposition occurs before the applicable ISO holding periods set forth in the Internal Revenue Code have been satisfied.

Restricted Stock. Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to a substantial risk of forfeiture. However, an award holder who makes an 83(b) election within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions). With respect to the sale of shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of the shares on that date. However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the forfeiture restrictions on the shares). If the award permits dividends to be accrued while the restricted stock is subject to a substantial risk of forfeiture, such amounts will generally be taxed as ordinary income when paid, and we generally will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

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Restricted Stock Units and Other Stock-Based Awards. Recipients of grants of restricted stock units (including performance share units) will not incur any federal income tax liability at the time the awards are granted. Award holders will recognize ordinary income equal to (a) the amount of cash received under the terms of the award or, as applicable, (b) the fair market value of the shares received (determined as of the date of receipt) under the terms of the award. If the award permits dividend equivalent amounts to be accrues while the award is subject to a substantial risk of forfeiture, such amounts will be taxed as ordinary income when paid. Cash or shares to be received pursuant to any other stock-based award generally become payable when applicable forfeiture restrictions lapse; provided, however, that, if the terms of the award so provide, payment may be delayed until a later date to the extent permitted under applicable tax laws. We generally will be entitled to an income tax deduction for any amounts included by the award holder as ordinary income. For awards that are payable in shares, participant’s tax basis is equal to the fair market value of the shares at the time the shares become payable. Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Limitations on Company’s Income Tax Deduction. Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the Plan. However, Section 162(m) of the Code prohibits publicly held corporations from deducting more than $1 million per year in compensation paid to certain named executive officers. The Tax Cuts and Jobs Act (the “Act”), which was signed into law at the end of 2017, made significant changes to the deduction limit under Section 162(m), which became effective for taxable years beginning on and after January 1, 2018. The Act eliminated the exception to the deduction limit for qualified performance-based compensation and broadens the application of the deduction limit to certain current and former executive officers who previously were exempt from such limit. Therefore, compensation paid to a covered executive under the 2012 Stock Incentive Plan in excess of $1 million generally will not be deductible, unless grandfathered from application of the Act.

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act. Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of our income tax deduction will be determined as of the end of that period.

HISTORICAL PLAN BENEFITS

The number of awards, and shares subject thereunder, that an employee, director, or consultant may receive under the 2012 Stock Incentive Plan is in the discretion of the administrator and therefore cannot be determined in advance. The following table shows, for each of the individuals and the various groups indicated, the number of shares of the Company’s common stock underlying awards that have been granted (even if not currently outstanding) under the 2012 Stock Incentive Plan since its approval by the stockholders of the Company in August 2012 through December 31, 2020.

HISTORICAL PLAN BENEFITS (1)
Name of Individual or Identity of Group and Principal Position	Number of RSUs Granted	Number of Options Granted
Terrence O. Moorehead President, Chief Executive Officer and Director	604,490	—
Joseph W. Baty EVP, Chief Financial Officer	233,091	—
Bryant J. Yates EVP, President Europe	154,224	53,000
All current executive officers as a group	1,309,849	128,000
All current directors who are not executive officers as a group	161,452	125,000
Each nominee for election as a director
Robert B. Mercer	44,915	—
Richard D. Moss	13,289	25,000
Mary Beth Springer	37,814	25,000
Robert D. Straus	18,649	25,000
J. Christopher Teets	33,716	25,000
Heidi Wissmiller	4,949	—

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Lily Zou (1)	8,075	25,000
Each associate of any of such directors, executive officers or nominees	—	—
Each other person who received or is to receive 5 percent of such awards
Gregory L. Probert (2)	355,819	410,000
All employees (excluding executive officers) as a group	495,111	189,500

1)	All grants shown in the table are gross amounts and do not reflect forfeitures or cancellations.
2)	Mr. Probert is the former Chairman and Chief Executive Officer of the Company serving from 2013 - 2018.

ADDITIONAL EQUITY COMPENSATION PLAN INFORMATION
See the table in the Equity Compensation Plans section above for more information about the Company’s common stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s equity compensation plans as of December 31, 2020. The table includes the 2009 and 2012 Stock Incentive Plans.

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Proposal Four: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has retained Deloitte & Touche LLP, as our independent registered public accounting firm for the year ending December 31, 2021. As a matter of good corporate governance, we are asking shareholders to ratify the selection of Deloitte & Touche LLP, as our independent registered public accounting firm. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our shareholders.

A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting. He or she will have an opportunity to make a statement at the Annual Meeting and will be available to respond to appropriate questions.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We engaged Deloitte & Touche LLP as our independent registered public accounting firm on February 2, 2007. The table below presents the aggregate fees incurred by the Company during the years ended December 31, 2020 and 2019, for professional services rendered by Deloitte & Touche LLP. All of the fees below were approved by the Audit Committee. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence and has concluded that it is.

	2020 ($)	2019 ($)
Audit Fees (1)	1,228,565	1,060,686
Tax Fees (2)	444,750	374,293
All other fees (3)	—	—
Total Fees	1,673,315	1,434,979

1)
Reflects aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's consolidated financial statements for the years ended December 31, 2020 and 2019, as well as other statutory audit-related fees for these periods.

2)	Reflects aggregate fees billed by Deloitte & Touche LLP for tax services for the years ended December 31, 2020 and 2019, related to tax compliance and international tax guidance.
3)	Includes audit-related fees.

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PRE-APPROVAL POLICIES AND PROCEDURES
The Company reviews a schedule of audit and non-audit services expected to be performed by the Company’s independent registered public accounting firm in a given year. In addition, the Audit Committee may delegate authority to its Chairperson to pre-approve certain additional audit and non-audit services rendered by the Company’s independent registered public accounting firm (other than services that have been generally pre-approved by the Audit Committee), during the period between meetings of the Audit Committee. The Chairperson must report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. During the year ended December 31, 2020, all of the aggregate amounts set forth above under the captions “Audit Fees,” “Tax Fees,” and “All Other Fees” were pre-approved by the Chairperson of the Audit Committee and subsequently reported to the Audit Committee in accordance with the procedures set forth above.

Recommendation of the Board of Directors The Board of Directors unanimously recommends a vote FOR the ratification of Deloitte & Touche LLP.

AUDIT COMMITTEE REPORT
In connection with the audited financial statements as of and for the year ended December 31, 2020, the Audit Committee (i) has reviewed and discussed the audited financial statements with management, (ii) has discussed with the independent registered public accounting firm the matters required by the standards adopted by the Public Company Accounting Oversight Board (PCAOB) and the SEC, and (iii) has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.

Submitted by:
Richard D. Moss, Chair
Robert B. Mercer
Lily Zou

The information contained in the above report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our Common Stock as of February 24, 2021, except as otherwise stated, by (1) each person who is known by us to beneficially own more than five percent of the outstanding shares of our Common Stock, (2) each of our directors, (3) each of our named executive officers in the Summary Compensation Table, and (4) all directors and executive officers of the Company as a group. As of February 24, 2021, there were 19,795,732 shares of Common Stock issued and outstanding. To our knowledge and except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable. Unless we indicate otherwise, each holder’s address is c/o Nature’s Sunshine Products, Inc., 2901 West Bluegrass Blvd., Suite 100, Lehi, Utah 84043.

Name and Address of Beneficial Owner	Number of Shares (1)	Percent of Class (2)
Beneficial Owners of More than 5%
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (3)	2,906,857	14.7%
No. 268 South Zhongshan Road
Shanghai 200010, P.R. China
Red Mountain Capital Partners LLC (4)	2,522,983	12.7%
10100 Santa Monica Blvd, Suite 925
Los Angeles, CA 90067
Wynnefield Capital, Inc. (5)	2,399,161	12.1%
450 Seventh Avenue, Suite 509
New York, New York 10123
Prescott Group Capital Management, LLC (6)	1,513,645	7.6%
1924 South Utica, Suite 1120
Tulsa, OK 74104
Paradigm Capital Management, Inc. (7)	1,150,087	5.8%
9 Elk Street
Albany, NY 12207
Directors and Named Executive Officers
Terrence O. Moorehead, President and Chief Executive Officer (8)	177,302	*
Joseph W. Baty, Executive Vice President, Chief Financial Officer & Treasurer (9)	85,116	*
Bryant J. Yates, Executive Vice President, President Europe (10)	70,026	*
Mary Beth Springer, Director (11)	62,141	*
Robert B. Mercer, Director (12)	55,855	*
J. Christopher Teets, Chairman of the Board (13)	54,167	*
Robert D. Straus, Director (14)	43,021	*
Richard D. Moss, Director (15)	37,616	*
Lily Zou, Director (16)	32,402	*
Heidi Wissmiller, Director (17)	4,399	*
All Directors and Executive Officers as a group (10 persons) (18)	622,045	3.1%

* Less than 1 percent

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1)
All entries exclude beneficial ownership of shares that are issuable pursuant to awards that have not vested or that are not otherwise exercisable as of the date hereof and which will not become vested or exercisable within 60 days of February 24, 2021.

2)
Calculated based on 19,795,732 shares of our Common Stock outstanding on February 24, 2021, with percentages rounded to the nearest one-tenth of one percent. Shares of Common Stock subject to options that are presently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but not treated as outstanding for computing the percentage of any other person.

3)
On August 25, 2014, pursuant to a Stock Purchase Agreement, the Company issued 2,854,607 shares of its common stock to Fosun Pharma. Based on Schedule 13F-HR filed with the SEC on February 2, 2018, Fosun Pharma has sole voting and dispositive power over 2,854,607 shares. On December 11, 2019, the Company issued an additional 52,520 shares directly to Fosun for services of a former Director. Total shares outstanding for which Fosun Pharma has sole voting and disposition power is 2,906,857.

4)
Based on Schedule 13F-HR filed with the SEC on November 13, 2020 by Red Mountain Capital Partners LLC (“RMCP LLC”). Includes shares held by Red Mountain Partners, L.P. (“RMP”) and shares held by RMCP LLC. RMCP GP LLC (“RMCP GP”) is the general partner of RMP and RMCP LLC is the managing member of RMCP GP. Red Mountain Capital Management, Inc. (“RMCM”) is the managing member of RMCP LLC, and Mr. Mesdag is the president, sole executive officer, sole director and sole shareholder of RMCM. Each of RMCP GP, RMCP LLC, RMCM and Mr. Mesdag may be deemed to beneficially own, and to have voting and dispositive power over the shares held by RMP. Each of RMCM and Mr. Mesdag may be deemed to beneficially own and have voting and dispositive power over the shares held by RMCP LLC. Each of RMCM and Mr. Mesdag, however, disclaims beneficial ownership of all of these shares.

5)
Based on Schedule 13F-HR filed with the SEC on February 15, 2021, and Schedule 13D filed with the SEC on June 12, 2017. Includes 2,399,161 shares beneficially owned by Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I, Wynnefield Small Cap Value Offshore Fund, Ltd., Wynnefield Capital, Inc. Profit Sharing & Money Purchase Plan, Wynnefield Capital Management, LLC, and Wynnefield Capital, Inc. Mr. Nelson Obus and Mr. Joshua Landes exercise voting and investment control over such shares and may be deemed to beneficially own these shares. Messrs. Obus and Landes, however, disclaim any beneficial ownership of these shares.

6)
Based on Schedule 13G filed with the SEC on January 21, 2021, and Schedule 13D/A filed with the SEC on August 28, 2014, includes shares purchased by Prescott Group Small Cap, L.P. and Prescott Group Aggressive Small Cap II, L.P. (collectively, the “Small Cap Funds”) through the account of Prescott Group Aggressive Small Cap Master Fund, G.P. (“Prescott Master Fund”), of which the Small Cap Funds are general partners. As general partner of the Small Cap Funds, Prescott Group Capital Management, L.L.C. (“Prescott Capital”) may be deemed to beneficially own these shares. As the principal of Prescott Capital, Mr. Phil Frohlich may also be deemed to beneficially own these shares held by Prescott Master Fund. Each of Prescott Capital and Mr. Frohlich, however, disclaims beneficial ownership of these shares. Prescott Capital and Mr. Frohlich have the sole voting and dispositive power over these shares.

7)	Based on Schedule 13G/A filed with the SEC on February 10, 2021, Paradigm Capital Management, Inc. has sole voting and dispositive power over 1,150,087 shares.
8)	Includes vested awards for 39,611 shares of Common Stock within 60 days of February 24, 2021 and 137,691 shares that Mr. Moorehead holds directly.
9)	Includes vested awards for 9,770 shares of Common stock within 60 days of February 24, 2021 and 75,346 shares that Mr. Baty holds directly.
10)
Includes options exercisable for 41,725 shares of Common Stock within 60 days of February 24, 2021, vested awards for 5,919 shares of Common stock within 60 days of February 24, 2021. and 22,382 shares that Mr. Yates holds directly.

11)	Includes options exercisable for 25,000 shares and vested awards for 18,021 shares of Common Stock within 60 days of February 24, 2021, and 19,120 shares that Ms. Springer holds directly.
12)	Includes vested awards for 18,021 shares of Common Stock within 60 days of February 24, 2021, and 37,834 shares that Mr. Mercer holds directly.

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13)
Includes options exercisable for 25,000 shares and vested awards for 18,021 shares of Common Stock within 60 days of February 24, 2021 and 11,146 shares that Mr. Teets holds directly. Mr. Teets’ address is c/o Red Mountain Capital Partners LLC, 10100 Santa Monica Blvd., Suite 925, Los Angeles, California.

14)	Includes options exercisable for 25,000 shares and vested awards for 18,021 shares of Common Stock within 60 days of February 24, 2021.
15)	Includes options exercisable for 25,000 shares and vested awards for 7,402 shares of Common Stock within 60 days of February 24, 2021.
16)	Includes options exercisable for 25,000 shares and vested awards for 7,402 shares of Common Stock within 60 days of February 24, 2021.
17)	Includes vested awards for 4,399 shares of Common Stock within 60 days of February 24, 2021.
18)
Includes exercisable options for 166,725 shares and vested awards for 151,801 shares of Common Stock within 60 days of February 24, 2021 and 303,519 shares that the directors and executive officers either hold directly or may be deemed to beneficially own.

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DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors, officers and persons who beneficially own more than 10 percent of a registered class of the Company’s equity securities, to file initial reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Such directors, officers and 10 percent shareholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such forms furnished or available to the Company, the Company believes that its directors, officers and 10 percent shareholders complied with all Section 16(a) filing requirements for the year ended December 31, 2019, except that late reports were filed for each of Robert Mercer, Heidi Wissmiller; Joseph Baty; and Terrence Moorehead with respect to: one report triggered by the cashless exercise of stock options by Mr. Mercer; one report triggered by an initial Form 3 filing and stock grant to Ms. Wissmiller upon her appointment to the Board of Directors; two reports triggered by the withholding of shares to pay the tax liability associated with the vesting of a prior grant of shares to Mr. Baty; and two reports triggered by the withholding of shares to pay the tax liability associated with the vesting of a prior grant of shares to Mr. Moorehead.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The Board’s Audit Committee is responsible for review, approval, or ratification of “related-party transactions” as defined under applicable SEC rules that involve the Company or its subsidiaries. We have adopted written policies and procedures that apply to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds the lesser of (i) $120,000, or (ii) 1% of the average of the Company's total assets at year-end for the last two completed fiscal years (the "Threshold"), and a related party has a direct or indirect material interest. If the Audit Committee determines a related party has a material interest in a transaction, the Audit Committee may approve, ratify, rescind, or take other action with respect to the transaction in its discretion.

Since the beginning of fiscal 2019, there have been no transactions, and there currently are no proposed transactions, in excess of the Threshold, between the Company (or one of our subsidiaries) and a related person in which the related person had or will have a direct or indirect material interest.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” the proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (i) notify your broker, (ii) direct your written request to our Corporate Secretary at our principal executive offices at 2901 West Bluegrass Blvd., Suite 100, Lehi, Utah 84043, or (3) contact Nature’s Sunshine directly at (801) 341-7900. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request at the address or telephone number above, a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy of these materials was delivered.

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OTHER MATTERS
The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that the proxies in the enclosed form will be voted in accordance with the judgment of the person voting the proxies.

It is important that your shares be represented and voted at the Annual Meeting. I urge you to vote as promptly as possible by visiting the website http://www.proxyvote.com. Timely voting will ensure your representation at the Annual Meeting. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

By Order of the Board of Directors
/s/ NATHAN G. BROWER
Lehi, Utah	NATHAN G. BROWER
March 19, 2021	Executive Vice President, General Counsel and Secretary

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Appendix A
Amended and Restated Nature’s Sunshine Products, Inc. 2012 Stock Incentive Plan
Section 1. Purpose
Section 2. Definitions
Section 3. Administration
a) Power and Authority of the Committee.
b) Power and Authority of the Board.
Section 4. Shares Available for Awards
a) Shares Available.
b) Accounting for Awards.
c) Adjustments.
d) Award Limitations Under the Plan.
Section 5. Eligibility
Section 6. Awards
a) Options.
b) Stock Appreciation Rights.
c) Restricted Stock and Restricted Stock Units
d) Performance Awards.
e) Dividend Equivalents.
f) Stock Awards.
g) Other Stock-Based Awards.
h) General
Section 7. Amendment and Termination; Corrections
a) Amendments to the Plan.
b) Amendments to Awards.
c) Correction of Defects, Omissions and Inconsistencies.
Section 8. Income Tax Withholding
Section 9. General Provisions
a) No Rights to Awards.
b) Award Agreements.
c) Plan Provisions Control.
d) No Rights of Stockholders.
e) No Limit on Other Compensation Agreements.
f) No Right to Employment.
g) Governing Law.
h) Severability.
i) No Trust or Fund Created.
j) Other Benefits.
k) No Fractional Shares.
l) Headings.
m) Consultation With Professional Tax and Investment Advisors.
n) Foreign Employees and Foreign Law Considerations.
o) Clawback or Recoupment.
p) Blackout Periods.
Section 10. Effective Date of the Plan
Section 11. Term of the Plan

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Section 1. Purpose
The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors, advisors and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company's stockholders.

Section 2. Definitions
As used in the Plan, the following terms shall have the meanings set forth below:
a."Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.
b."Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Stock Award or Other Stock-Based Award granted under the Plan.
c."Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. An Award Agreement may be in an electronic medium and need not be signed by a representative of the Company or the Participant. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.
d."Board" shall mean the Board of Directors of the Company.
e."Change in Control" shall have the meaning ascribed to such term in an Award Agreement between the Participant and the Company; provided, that, no Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a Change in Control or similar change-in-control event, unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such Change in Control or change-in-control event.
f."Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
g."Committee" shall mean the Compensation Committee of the Board. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 and, with respect to any Awards that are grandfathered from application of the Tax Cuts and Jobs Act amendments to Section 162(m), an "outside director" within the meaning of Section 162(m). With respect to any such grandfathered Awards, the Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m).
h."Company" shall mean Nature's Sunshine Products, Inc., a Utah corporation, and any successor corporation.
i."Director" shall mean a member of the Board.
j."Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.
k."Eligible Person" shall mean any employee, officer, consultant, independent contractor, advisor or non-employee director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person. An Eligible Person must be a natural person.
l."Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
m."Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares as reported on the consolidated transaction reporting system on such date or, if such exchange is not open for trading on such date, on the most recent preceding date that such exchange is open for trading.
n."Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.
o."Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
p."Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.
q."Other Stock-Based Award" shall mean any right granted under Section 6(g) of the Plan.

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r."Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.
s."Performance Award" shall mean any right granted under Section 6(d) of the Plan.
t."Performance Goal" shall mean the objectives established by the Committee which shall be satisfied or met during the applicable performance period as a condition to a participant’s receipt of all or a part of a Performance Award under the Plan, including but not limited to, one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis: sales, revenue, costs, expenses, earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share, earnings per share from continuing operations, operating income, pre-tax income, operating income margin, net income, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on actual or proforma assets, net assets, equity, investment, capital and net capital employed), stockholder return (including total stockholder return relative to an index or peer group), stock price, economic value added, cash generation, cash flow, unit volume, working capital, market share, cost reductions, number of customers, workforce satisfaction and diversity goals, environmental health and safety goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation and key metrics, or such other goals as determined by the Committee, in its sole discretion. Each such performance goal may be based (i) solely by reference to absolute results of individual performance or organizational performance at various levels (e.g., the Company's performance or the performance of a subsidiary, division, business segment or business unit of the Company) or (ii) upon organizational performance relative to the comparable performance of other companies selected by the Committee. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including but not limited to (X) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (Y) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (Z) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles (or other accounting principles which may then be in effect).
u."Person" shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.
v."Plan" shall mean the Nature's Sunshine Products, Inc. 2012 Stock Incentive Plan, as amended from time to time.
w."Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.
x."Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.
y."Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.
z."Section 162(m)" shall mean Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.
aa."Section 409A" shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder
ab."Securities Act" shall mean the Securities Act of 1933, as amended.
ac."Shares" shall mean shares of Common Stock, no par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.
ad."Specified Employee" shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.
ae."Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.
af."Stock Award" shall mean any Share granted under Section 6(b) of the Plan.
ag."2009 Plan" shall mean the Nature's Sunshine Products, Inc. 2009 Stock Incentive Plan.

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Section 3. Administration
a.Power and Authority of the Committee.
The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise permitted in connection with an event as provided under Section 4(c) hereof, the Committee shall not reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation or any other means prohibited under Section 6(g); (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (x) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

b.Power and Authority of the Board.
Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3.

Section 4. Shares Available for Awards
a.Shares Available.
a.“Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be the sum of: (i) Five Million (5,000,000) and (ii) any Shares subject to any award under the 2009 Plan that, after the effective date of this Plan, are not purchased or are forfeited or reacquired by the Company, or otherwise not delivered due to termination or cancellation of such award, up to a maximum of 400,000 shares. Shares to be issued under the Plan may be authorized but unissued Shares, treasury shares or Shares acquired in the open market or otherwise. Except as provided below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award; (C) Shares covered by a stock-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.
b.
b.Accounting for Awards.
For purposes of this Section 4, except as provided below, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Awards that do not entitle the holder thereof to receive or purchase Shares and Awards that are settled in cash shall not be counted against the aggregate number of Shares available for Awards under the Plan. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

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c.Adjustments.
In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares that thereafter may be made the subject of Awards under Section 4(a), (ii) the number and type of Shares subject to awards under the 2009 Plan and this Plan that may be added to the share reserve under the Plan, (iii) the number and type of Shares subject to outstanding Awards, (iv) the purchase price or exercise price with respect to any Award and (v) the share limitations contained in Section 4(d) of the Plan; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

d.Award Limitations Under the Plan.

i.Individual Annual Limitation on Eligible Persons Other Than Non-Employee Directors. No Eligible Person who is an employee, officer, consultant, independent contractor or advisor may be granted any Award or Awards for more than 400,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.
ii.Individual Annual Limitation for Non-Employee Directors. Notwithstanding any provision to the contrary in the Plan, the sum of the grant date fair value of equity-based Awards (such value computed as of the date of grant in accordance with applicable financial accounting rules) and the amount of any cash-based compensation granted to a non-employee Director during any calendar year shall not exceed $500,000. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

Section 5. Eligibility
Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards
a.Options.
The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

i.Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.
ii.Option Term. The term of each Option shall be fixed by the Committee at the time but shall not be longer than ten (10) years from the date of grant.

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iii.Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made. The Committee may, in its discretion, permit an Option to be exercised through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide instructions to (a) a brokerage firm (reasonably satisfactory to the Company for purposes of administering such procedure in compliance with the Company's pre-clearance/pre-notification policies) to effect the immediate sale of all or a portion of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (b) the Company to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale. Alternatively, except with respect to Incentive Stock Options, the Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such Shares.
iv.Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options, provided, however, that in the event the Plan fails to be approved by the stockholders of the Company within one year of its adoption by the Board as required in Section 10, such Incentive Stock Options shall be deemed to be Non-Qualified Stock Options issued under the Plan:
A.The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.
B.All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.
C.Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.
D.The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.
E.Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.
b.Stock Appreciation Rights.
The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitation in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

A-6 Table of Contents

c.Restricted Stock and Restricted Stock Units.
The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

i.Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. For purposes of clarity and without limiting the Committee’s general authority under Section 3(a), vesting of such Awards may, at the Committee’s discretion, be conditioned upon the Participant’s completion of a specified period of service with the Company or an Affiliate, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service based and performance-based conditions. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e).
ii.Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares (or cash in lieu thereof) shall be issued and delivered to the holder of the Restricted Stock Units.
d.Performance Awards.
The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective Performance Goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

e.Dividend Equivalents.
The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the grant of such Award, and (ii) dividend and Dividend Equivalent amounts with respect to any Share underlying any other Award may be accrued but not paid to a Participant until all conditions or restrictions relating to such Share have been satisfied, waived or lapsed.

f.Stock Awards.
The Committee is hereby authorized to grant to Eligible Persons Shares without restrictions thereon, as deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Stock Awards may have such terms and conditions as the Committee shall determine.

g.Other Stock-Based Awards.
The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan (including Section 6(f)) and any applicable Award Agreement. No Award issued under this section shall contain a purchase right or an option like exercise feature.

A-7 Table of Contents

h.General.
i.Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.
ii.Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
iii.Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Stock Award or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.
iv.Limits on Transfer of Awards. No Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. The Committee shall have the discretion to permit the transfer of Awards; provided, however, that such transfers shall be in accordance with the rules of Form S-8 (e.g., limited to immediate family members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations); and provided, further, that such transfers shall not be made for consideration to the Participant. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.
v.Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.
vi.Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes "deferred compensation" to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change in Control or due to the Participant's disability or "separation from service" (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such Change in Control, disability or separation from service meet the definition of a change in ownership or control, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee's separation from service (or if earlier, upon the Specified Employee's death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short term deferral exemption or otherwise.
vii.Change in Control. The Committee shall have the discretion, at the time an Award is granted, to determine the treatment of the Award in the event of a Change in Control. Such treatment shall be set forth in terms of the applicable award agreement evidencing the Award; provided, however, that no Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a Change in Control or similar change-in-control event, unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such Change in Control or change-in-control event.

A-8 Table of Contents

Section 7. Amendment and Termination; Corrections
a.Amendments to the Plan.
The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Company shall be required for any amendment to the Plan that:

i.requires stockholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Stock Exchange or any other securities exchange that are applicable to the Company;
ii.increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;
iii.increases the share or dollar value limitations contained in Section 4(d) of the Plan; permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(g) of the Plan;
iv.increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a) and Section 6(b); or
v.permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b)(ii) of the Plan.
b.Amendments to Awards.
Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof. The Company intends that Awards under the Plan shall satisfy the requirements of Section 409A to avoid any adverse tax results thereunder, and the Committee shall administer and interpret the Plan and all Award Agreements in a manner consistent with that intent. If any provision of the Plan or an Award Agreement would result in adverse tax consequences under Section 409A or other applicable tax law, the Committee may amend that provision (or take any other action reasonably necessary) to avoid any adverse tax results and no action taken to comply with Section 409A or other applicable tax law shall be deemed to impair or otherwise adversely affect the rights of any holder of an Award or beneficiary thereof.

c.Correction of Defects, Omissions and Inconsistencies.
The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8. Income Tax Withholding
In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any applicable limitations under ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9. General Provisions
a.  No Rights to Awards.
No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

b.Award Agreements.
No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant, or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company.

c.Plan Provisions Control.
In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

A-9 Table of Contents

d.No Rights of Stockholders.
Except with respect to Restricted Stock and Stock Awards, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

e.No Limit on Other Compensation Arrangements.
Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

f.No Right to Employment.
The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or the right to be retained as a director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant's employment at any time, with or without cause, or remove a director in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or remove a director who is a Participant, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

g.Governing Law.
The internal law, and not the law of conflicts, of the State of Utah shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

h.Severability.
If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

i.No Trust or Fund Created.
Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

j.Other Benefits.
No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

k.No Fractional Shares.
No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

l.Headings.
Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

m.Consultation With Professional Tax and Investment Advisors.
The holder of any Award granted hereunder acknowledges that the grant, exercise, vesting or any payment with respect to such an Award, and the sale or other taxable disposition of the Shares acquired pursuant to the Plan, may have tax consequences pursuant to the Code or under local, state or international tax laws. Such a holder further acknowledges that such holder is relying solely and exclusively on the holder's own professional tax and investment advisors with respect to any and all such matters (and is not relying, in any manner, on the Company or any of its employees or representatives). Finally, such a holder understands and agrees that any and all tax consequences resulting from the Award and its grant, exercise, vesting or any payment with respect thereto, and the sale or other taxable disposition of the Shares acquired pursuant to the Plan, is solely and exclusively the responsibility of such holder without any expectation or understanding that the Company or any of its employees, representatives or Affiliates will pay or reimburse such holder for such taxes or other items.

A-10 Table of Contents

n.Foreign Employees and Foreign Law Considerations.
The Committee may grant Awards to Eligible Persons who are foreign nationals, who are located outside the United States, who are United States citizens or resident aliens on global assignments in foreign nations, who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

o.Clawback or Recoupment.
All Awards under this Plan shall be subject to recovery or other penalties pursuant to (i) any Company clawback policy, as may be adopted or amended from time to time, or (ii) any applicable law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto.

p.Blackout Periods.
Notwithstanding any other provision of this Plan or any Award to the contrary, the Company shall have the authority to establish any "blackout" period that the Company deems necessary or advisable with respect to any or all Awards. All rights granted by the Plan or any Award Agreement, or any transactions encompassed by the Plan or any Award Agreement, are subject to the Company's Insider Trading Policy. Nothing in this Plan is intended to circumvent or authorize the circumvention of the Company's Insider Trading Policy.

Section 10. Effective Date of the Plan
The Plan, as amended and restated as set forth herein, shall be submitted to the stockholders of the Company for approval at the next meeting of stockholders held following the Board’s adoption of the amended and restated Plan and, if approved, shall become effective on the date of such stockholder approval. If the stockholders of the Company do not approve the amendment and restatement of the Plan, as set forth herein, then the Plan shall continue to operate in accordance with its terms as in effect prior to such amendment and restatement. Each award granted under the Plan or subject to a written binding contract on or before November 2, 2017 and not materially modified after such date (each such award, a (“Grandfathered Award”) shall be subject to the terms of the Plan as in effect as of the date on which such award was granted, and it is intended that each such Grandfathered Award continue to be subject to Section 162(m) as in effect prior to the enactment of the Tax Cuts and Jobs Act.

From and after the original effective date of the Plan, any Shares subject to any award under the 2009 Plan that are not purchased or are forfeited or reacquired by the Company, or otherwise not delivered due to termination or cancellation of such award, shall be available for issuance under Section 4(a) of this Plan, not the 2009 Plan, up to a maximum of 400,000 shares.

Section 11. Term of the Plan
No Award shall be granted under the Plan more than five years from the earlier of the adoption of the amended and restated Plan by the Board or the date of stockholder approval of the amended and restated Plan or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

A-11 Table of Contents

NATURE'S SUNSHINE PRODUCTS, INC.
ATTN: Joseph W. Baty
2901 W. BLUEGRASS BLVD.
LEHI, UT 84043

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

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Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/04/2021 for shares held directly and by 11:59 P.M. ET on 05/02/2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Robert B. Mercer
02 Terrence O. Moorehead
03 Richard D. Moss
04 Mary Beth Springer
05 Robert D. Straus
06 J. Christopher Teets
07 Heidi Wissmiller
08 Lily Zou

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

02 0000000000

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000485810_1 R1.0.0.153

77 Table of Contents

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com.

NATURE'S SUNSHINE PRODUCTS, INC.
PROXY OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD May 5, 2021
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned having received the notice of Annual Meeting of Shareholders and Proxy Statement, hereby revokes all previous proxies and appoints Terrence O. Moorhead and Joseph W. Baty or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Nature's Sunshine Products, Inc. Annual Meeting of Shareholders to be held on May 5, 2021, at 10:00 a.m. Mountain Daylight Time, at our principal executive offices located at 2901 W. Bluegrass Blvd, Suite 100, Lehi, Utah 84043, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could have if personally present thereat.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000485810_2 R1.0.0.153

78 Table of Contents

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 05, 2021

NATURE'S SUNSHINE PRODUCTS, INC.

NATURE'S SUNSHINE PRODUCTS, INC.
ATTN: Joseph W. Baty
2901 W. BLUEGRASS BLVD.
LEHI, UT 84043

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: February 24, 2021
Date: May 05, 2021 **Time:** 10:00 AM MDT
Location: 2901 W. Bluegrass Blvd.
Suite 100
Lehi, Utah 84043

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

0000485809_1 R1.0.0.153

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* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2021 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01	Robert B. Mercer	02	Terrence O. Moorehead	03	Richard D. Moss	04	Mary Beth Springer	05	Robert D. Straus
06	J. Christopher Teets	07	Heidi Wissmiller	08	Lily Zou				

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Reserved for Broadridge Internal Control Information

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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